Exhibit 10-2







                              PSNH FUNDING LLC,

                                  as Issuer

                                     and

                   PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE

                                 as Servicer








                             SERVICING AGREEMENT

                         Dated as of April 25, 2001

Article 1        DEFINITIONS
     Section 1.01. Definitions
     Section 1.02. Other Definitional Provisions

Article 2        APPOINTMENT AND AUTHORIZATION

     Section 2.01. Appointment of Servicer; Acceptance of Appointment
     Section 2.02. Authorization
     Section 2.03. Dominion and Control Over the RRB Property

Article 3        BILLING SERVICES

     Section 3.01. Duties of Servicer
     Section 3.02. Servicing and Maintenance Standards
     Section 3.03. Certificate of Compliance
     Section 3.04. Annual Report by Independent Public Accountants

Article 4        SERVICES RELATED TO PERIODIC ADJUSTMENTS; REMITTANCES

     Section 4.01. Periodic Adjustments
     Section 4.02. Limitation of Liability
     Section 4.03. Remittances

Article 5        THE RRB PROPERTY

     Section 5.01. Custody of RRB Property Records
     Section 5.02. Duties of Servicer as Custodian
     Section 5.03. Instructions; Authority to Act
     Section 5.04. Effective Period and Termination
     Section 5.05. Monitoring of Third Party Suppliers

Article 6        THE SERVICER

     Section 6.01. Representations and Warranties of Servicer
     Section 6.02. Indemnities of Servicer
     Section 6.03. Limitation on Liability of Servicer and Others
     Section 6.04. Merger or Consolidation of, or Assumption of the
                   Obligations of, Servicer
     Section 6.05. Public Service Company of New Hampshire Not to Resign
                   as Servicer
     Section 6.06. Servicing Compensation
     Section 6.07. Compliance with Applicable Law
     Section 6.08. Access to Certain Records and Information Regarding
                   RRB Property
     Section 6.09. Appointments
     Section 6.10. No Servicer Advances
     Section 6.11. Maintenance of Operations

Article 7        DEFAULT

     Section 7.01. Servicer Default
     Section 7.02. Appointment of Successor
     Section 7.03. Waiver of Past Defaults
     Section 7.04. Notice of Servicer Default

Article 8        MISCELLANEOUS PROVISIONS

     Section 8.01. Amendment
     Section 8.02. Maintenance of Accounts and Records
     Section 8.03. Notices
     Section 8.04. Assignment
     Section 8.05. Limitations on Rights of Third Parties
     Section 8.06. Severability
     Section 8.07. Separate Counterparts
     Section 8.08. Headings
     Section 8.09. Governing Law
     Section 8.10. Assignment to Trustee
     Section 8.11. Nonpetition Covenants

    This SERVICING AGREEMENT, dated as of April 25, 2001, is between PSNH Funding LLC, a Delaware limited liability company (together with any successor thereto permitted under the Indenture, as hereinafter defined, the "Issuer"), and Public Service Company of New Hampshire, a New Hampshire corporation.

                                  RECITALS

     WHEREAS, pursuant to the Statute and the Finance Order, the Seller and the Issuer are concurrently entering into the Sale Agreement pursuant to which the Seller is selling to the Issuer the RRB Property created pursuant to the Statute and the Finance Order.

     WHEREAS, in connection with its ownership of the RRB Property and in order to collect the RRB Charge, the Issuer desires to engage the Servicer to carry out the functions described herein. The Servicer currently performs similar functions for itself with respect to its own charges to its customers. In addition, the Issuer desires to engage the Servicer to act on its behalf in obtaining Periodic Adjustments from the NHPUC. The Servicer desires to perform all of these activities on behalf of the Issuer.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                  ARTICLE 1

                                 DEFINITIONS

     Section 1.01. Definitions. Whenever used in this Agreement, the following words and phrases shall have the following meanings:

     "Advice Letter" means any filing made with the NHPUC by the Servicer on behalf of the Issuer to set or adjust the RRB Charge, including the Issuance Advice Letter, a Routine Semiannual True-Up Letter, a Routine True-Up Letter or a Non-Routine True-Up Letter.

     "Agreement" means this Servicing Agreement, together with all Exhibits, Schedules and Annexes hereto, as the same may be amended and supplemented from time to time.

     "Annual Accountant's Report" has the meaning set forth in Annual Report by Independent Public Accountants..

     "Applicable TPS" means, with respect to each customer, the TPS, if any, billing the RRB Charge to that customer.

     "Bills" means each of the regular monthly bills, summary bills and other bills issued to customers or TPSs by Public Service Company of New Hampshire on its own behalf and in its capacity as Servicer.

     "Certificate of Compliance" has the meaning set forth in Certificate of Compliance. The Servicer shall deliver to the Issuer, the Trustee and the Rating Agencies on or before March 31 of each year, commencing March 31, 2002 to and including the March 31 succeeding the Retirement of the Bonds, an Officer's Certificate substantially in the form of Exhibit A hereto (a "Certificate of Compliance"), stating that: (i) a review of the activities of the Servicer during the twelve months ended the preceding December 31 (or, in the case of the first Certificate of Compliance to be delivered on or before March 31, 2002, the period of time from the date of this Agreement until December 31, 2001) and of its performance under this Agreement has been made under such Responsible Officer's supervision, and (ii) to such Responsible Officer's knowledge, based on such review, the Servicer has fulfilled all of its obligations in all material respects under this Agreement throughout such twelve months (or, in the case of the Certificate of Compliance to be delivered on or before March 31, 2002, the period of time from the date of this Agreement until December 31, 2001), or, if there has been a default in the fulfillment of any such material obligation, specifying each such material default known to such Responsible Officer and the nature and status thereof..

     "Closing Date" means April 25 2001.

     "Expected Amortization Schedule" means Schedule 4.01(a) hereto.

     "Finance Order" means the order of the NHPUC, DE 99-099, issued on September 8, 2000 (Order No. 23,550).

     "Indemnified Person" has the meaning assigned to such term in Indemnities of Servicer..

     "Insolvency Event" means, with respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due.

     "Indenture" means the Indenture dated as of the date hereof between the Issuer and the Trustee, as the same may be amended and supplemented from time to time.

     "Issuer" has the meaning set forth in the preamble to this Agreement.

     "Issuance Advice Letter" means the initial Issuance Advice Letter, dated April 23, 2001, filed with the NHPUC pursuant to the Finance Order.

     "Lien" means a security interest, lien, charge, pledge or encumbrance of any kind.

     "Losses" has the meaning assigned to that term in The Servicer shall indemnify the Issuer and the Bondholders (each an "Indemnified Person" for purposes of Sections 6.02 (b) and (d)) for, and defend and hold harmless each such Person from and against, any and all liabilities, obligations, losses, damages, payments, claims, costs or expenses of any kind whatsoever (collectively, "Losses") that may be imposed on, incurred by or asserted against any such Person as a result of (i) the Servicer's willful misconduct or negligence in the performance of its duties or observance of its covenants under this Agreement (including the Servicer's willful misconduct or negligence relating to the maintenance and custody by the Servicer, as custodian, of the RRB Property Records) or (ii) the Servicer's breach in any material respect of any of its representations or warranties in this Agreement; provided, however, that the Servicer shall not be liable for any Losses resulting from the willful misconduct or gross negligence of any such Indemnified Person; and, provided, further, that the Bondholders shall be entitled to enforce their rights and remedies against the Servicer under this solely through a cause of action brought for their benefit by the Trustee; and, provided, further, that the Servicer shall not be liable for any Losses, regardless of when incurred, after the Bonds have been paid in full, except as provided in The Servicer shall indemnify and hold harmless the Trustee, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (each an "Indemnified Person" for purposes of Section 6.02(c) and (d)) for, and defend and hold harmless each such Person from and against, any and all Losses imposed on, incurred by or asserted against any of such Indemnified Persons as a result of: (i) the Servicer's willful misconduct or negligence in the performance of its duties or observance of its covenants under this Agreement (including the Servicer's willful misconduct or negligence relating to the maintenance and custody by the Servicer, as custodian, of the RRB Property Records) or
(ii) the Servicer's breach in any material respect of any of its representations or warranties in this Agreement; provided, however, that the Servicer shall not be liable for any Losses resulting from the willful misconduct or gross negligence of such Indemnified Person or resulting from a breach of a representation or warranty made by such Indemnified Person in any of the Basic Documents that gives rise to the Servicer's breach...

     "Monthly Servicer Certificate" has the meaning assigned to that term in Monthly Servicer Certificate. So long as any Bonds are outstanding, not later than fifteen (15) days after the end of each month after the Bonds are issued (excluding April, 2001), or if such day is not a Servicer Business Day, the next succeeding Servicer Business Day, the Servicer shall deliver a written report substantially in the form of Exhibit C hereto (the "Monthly Servicer Certificate") to the Issuer, the Trustee and the Rating Agencies..

     "NHPUC" means the New Hampshire Public Utilities Commission and any successor thereto.

     "NHPUC Regulations" means all regulations, rules, tariffs and laws applicable to public utilities or TPSs, as the case may be, and promulgated by, enforced by or otherwise within the jurisdiction of the NHPUC.

     "Non-Routine Periodic Adjustment" has the meaning set forth in Whenever the Servicer determines that the existing model for calculating the RRB Charge should be amended or revised, subject to the consent of the Issuer under the conditions set forth in Section 3.18 of the Indenture, the Servicer shall file a Non-Routine True-Up Letter with the NHPUC designating the adjustments to such model and any corresponding adjustments to the RRB Charge (collectively, a "Non-Routine Periodic Adjustment"), subject to the review and approval of the NHPUC pursuant to the Finance Order..

     "Non-Routine True-Up Letter" means a letter filed with the NHPUC in accordance with the Finance Order with respect to any Non-Routine Periodic Adjustment, pursuant to which the related Non-Routine Periodic Adjustment will become effective within 60 days after filing of the Non-Routine True-Up Letter, subject to the review and approval of the NHPUC.

     "Officer's Certificate" means a certificate of the Servicer signed by a Responsible Officer.

     "Opinion of Counsel" means one or more written opinions of counsel who may be an employee of or counsel to the party providing such opinion(s) of counsel, which counsel shall be reasonably acceptable to the party receiving such opinion(s) of counsel.

     "Periodic Adjustment" means each adjustment to the RRB Charge made pursuant to the terms of the Finance Order and in accordance with Periodic
Adjustments.   From time to time, until the Retirement of the Bonds, the
Servicer shall identify the need for Periodic Adjustments and shall take all reasonable action to obtain and implement such Periodic Adjustments, all in accordance with the following: hereof.

     "Principal Balance" means, as of any Payment Date, the sum of the outstanding principal amount of the Bonds.

     "Projected Principal Balance" means, as of any Payment Date, the sum of the projected outstanding principal amount of the Bonds for such Payment Date set forth in the Expected Amortization Schedule.

     "Quarterly Servicer Certificate" has the meaning assigned to that term in Quarterly Servicer Certificate. So long as any Bonds are outstanding, not later than 11:00 a.m. (New York City time) on the Servicer Business Day immediately preceding each Payment Date, the Servicer shall deliver a written report substantially in the form of Exhibit D hereto (the "Quarterly Servicer Certificate") to the Issuer, the Trustee and the Rating Agencies..

     "Remittance" means each remittance pursuant to Remittances. of RRB Charge Payments by the Servicer to the Trustee.

     "Remittance Date" means each Servicer Business Day on which a Remittance is to be made by the Servicer pursuant to Remittances..

     "Remittance Period" means, in each year, each successive six-month period commencing on April 25 and ending on October 24 and commencing on October 25 and ending on April 24; provided, however, that the initial Remittance Period shall commence on the Closing Date and end on October 24, 2001.

     "Required Debt Service" means, for any Remittance Period, the total dollar amount calculated by the Servicer in accordance with Routine Semiannual Periodic Adjustments and Filings. For the purpose of preparing a Routine Semiannual True-Up Letter, the Servicer shall: (A) update the assumptions underlying the calculation of the RRB Charge, including energy usage volume, the rate of charge-offs and estimated expenses and fees of the Issuer to the extent not fixed, for the Remittance Period beginning on April 25 or October 25 (whichever is next to occur) of each year; (B) determine the Required Debt Service for such Remittance Period based upon such updated assumptions; and (C) determine the RRB Charge to be charged during such Remittance Period based upon such Required Debt Service. The Servicer shall file a Routine Semiannual True-Up Letter with the NHPUC no later than 30 days prior to April 25 and October 25 of each year. as necessary to be remitted to the Collection Account during such Remittance Period (after giving effect to (a) the allocation and distribution of amounts on deposit in the Reserve Subaccount at the time of calculation and which are available for payments on the Bonds, (b) any shortfalls in Required Debt Service for any prior Remittance Period and (c) any Remittances based upon the RRB Charge in effect in the prior Remittance Period that are expected to be realized in such Remittance Period) in order to ensure that, as of the Payment Date immediately following the end of such period, (i) all accrued and unpaid interest on the Bonds then due shall have been paid in full, (ii) the Principal Balance of the Bonds is equal to the Projected Principal Balance of the Bonds for that Payment Date, (iii) the balance on deposit in the Interest Reserve Subaccount equals the aggregate Required Interest Reserve Level, (iv) the balance on deposit in the Capital Subaccount equals the aggregate Required Capital Level, (v) the balance on deposit in the Overcollateralization Subaccount equals the aggregate Required Overcollateralization Level and (vi) all other fees, expenses and indemnities due and owing and required or allowed to be paid under Section 8.02 of the Indenture as of such date shall have been paid in full; provided, however, that, with respect to any Periodic Adjustment occurring after the last Scheduled Maturity Date for any Bonds, the Required Debt Service shall be calculated to ensure that sufficient amounts will be collected to retire such Bonds in full as of the earlier of (x) the next Payment Date and (y) the Final Maturity Date for such Bonds.

     "Responsible Officer" means the chief executive officer, the president, the chairman or vice chairman of the board, the any vice president, the treasurer, any assistant treasurer, the secretary, the clerk, any assistant secretary, and assistant clerk, the controller or the finance manager of the Servicer.

     "Retirement of the Bonds" means the day on which the final payment is made to the Trustee in respect of the last outstanding Bond.

     "Routine Semiannual True-Up Letter" means a letter filed with the NHPUC, substantially in the form of Exhibit B hereto, not later than 30 days prior to April 25 and October 25 in each year, in respect of a semiannual Periodic Adjustment. Absent manifest error in the Routine Semiannual True-Up Letter, the resulting upward or downward adjustments to the RRB Charge will be effective on the ensuing April 25 or October 25.

     "Routine True-Up Letter" means a letter filed with the NHPUC, substantially in the form of Exhibit B hereto, as frequently as monthly, in respect of a Periodic Adjustment. Absent manifest error in the Routine True-Up Letter, the resulting upward or downward adjustments to the RRB Charge will be effective immediately upon the filing of such Routine True-Up Letter.

     "RRB Charge" means the portion (which may become all) of the Seller's "stranded cost recovery charge" designated pursuant to the Finance Order and RSA 369-B:2, XIII as the RRB Charge, as the same may be adjusted from time to time as provided in the Finance Order.

     "RRB Charge Collections" means the RRB Charge Payments remitted to the Collection Account.

     "RRB Charge Payments" means the actual payments received by the Servicer, directly or indirectly (including through a TPS), from or on behalf of customers, multiplied by the percentage of such collections which is calculated in accordance with Annex II hereto to have been received in respect of the RRB Charge.

     "RRB Property" means the RRB Property that exists under Approval Nos. 20 to 22 of the Finance Order and is sold by the Seller to the Issuer under the Sale Agreement.

     "RRB Property Records" has the meaning assigned to that term in Custody of RRB Property Records. To assure uniform quality in servicing the RRB Property and to reduce administrative costs, the Issuer hereby revocably appoints the Servicer, and the Servicer hereby accepts such appointment, to act as the agent of the Issuer and the Trustee as custodian of any and all documents and records that the Servicer shall keep on file, in accordance with its customary procedures, relating to the RRB Property, including copies of the Finance Order and Advice Letters relating thereto and all documents filed with the NHPUC in connection with any Periodic Adjustment or Non-Routine Periodic Adjustment and computational records relating thereto (collectively, the "RRB Property Records"), which are hereby constructively delivered to the Trustee, as pledgee of the Issuer with respect to all RRB Property..

     "Sale Agreement" means the Purchase and Sale Agreement dated as of the date hereof between Public Service Company of New Hampshire, as Seller, and the Issuer, as the same may be amended and supplemented from time to time.

     "Seller" means Public Service Company of New Hampshire, a New Hampshire corporation, and its permitted successors and assigns under the Sale Agreement.

     "Servicer" means Public Service Company of New Hampshire, as the servicer of the RRB Property, or each successor (in the same capacity) pursuant to Merger or Consolidation of, or Assumption of the Obligations of,
Servicer.   Any Person (a) into which the Servicer may be merged or
consolidated, (b) which may result from any merger or consolidation to which the Servicer shall be a party or (c) which may succeed to the properties and assets of the Servicer substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Servicer hereunder, shall be the successor to the Servicer under this Agreement without further act on the part of any of the parties to this Agreement; provided, however, that (i) immediately after giving effect to such transaction, no Servicer Default and no event which, after notice or lapse of time, or both, would become a Servicer Default shall have occurred and be continuing, (ii) the Servicer shall have delivered to the Issuer and the Trustee an Officers' Certificate stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with, (iii) the Servicer shall have delivered to the Issuer and the Trustee an Opinion of Counsel stating that, in the opinion of such counsel (A) such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with and (B) either (1) all filings to be made by the Servicer, including filings with the NHPUC pursuant to the Statute and filings under the applicable Uniform Commercial Code, have been executed and filed that are necessary to preserve and protect fully the interests of the Issuer and the Trustee in the RRB Property and reciting the details of such filings or (2) no such action shall be necessary to preserve and protect such interests and
(iv) the Rating Agencies shall have received prior written notice of such transaction. When any Person acquires the properties and assets of the Servicer substantially as a whole and becomes the successor to the Servicer in accordance with the terms of this then upon satisfaction of all of the other conditions of this, the Servicer shall automatically and without further notice be released from all its obligations hereunder or Appointment of Successor..

     "Servicer Business Day" means any Business Day on which the Servicer's offices in the State of New Hampshire are open for business.

     "Servicer Default" means an event specified in Servicer Default. If any one of the following events (each a "Servicer Default") shall occur and be continuing:.

     "Servicing Fee" has the meaning set forth in In consideration for its services hereunder, until the Retirement of the Bonds, the Servicer shall receive an annual fee (the "Servicing Fee") in an amount equal to (i) one-quarter of one percent (0.25%) of the outstanding principal balance of the Bonds for so long as the Servicer is Public Service Company of New Hampshire or any successor Servicer that bills the RRB Charge concurrently with other charges for services or (ii) up to one and one-half percent (1.5%) of the outstanding principal balance of the Bonds for so long as the Servicer is a successor Servicer that bills the RRB Charge separately to customers (which amount shall be determined by a separate agreement between the Issuer and the Servicer). The Servicing Fee shall be payable in quarterly installments on each Payment Date. The Servicer also shall be entitled to retain as additional compensation (i) any interest earnings on RRB Charge Payments received by the Servicer and invested by the Servicer pursuant to Section 6(c) of Annex I hereto prior to remittance to the Collection Account and (ii) all late payment charges, if any, collected from customers or TPSs..

     "Statute" means RSA Chapter 369-B.

     "Termination Notice" has the meaning assigned to that term in Servicer Default. If any one of the following events (each a "Servicer Default") shall occur and be continuing:.

     "TPS" means a third party supplier of energy who has entered into a TPS Service Agreement with the Servicer.

     "TPS Service Agreement" means an agreement between a third party supplier of energy and the Servicer pursuant to which such third party supplier of energy bills and collects the RRB Charge to and from customers in accordance with NHPUC Regulations, the Finance Order and the guidelines described in Schedule A to Annex I.

     Section 1.02.  Other Definitional Provisions.

          (a) Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Indenture.

          (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

          (c) The words "hereof," "herein," "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, Schedule, Exhibit and Annex references contained in this Agreement are references to Sections, Schedules, Exhibits and Annexes in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

          (d) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter forms of such terms.

                                  ARTICLE 2

                        APPOINTMENT AND AUTHORIZATION

     Section 2.01. Appointment of Servicer; Acceptance of Appointment. Subject to Public Service Company of New Hampshire Not to Resign as Servicer. Subject to the provisions of Merger or Consolidation of, or Assumption of the
Obligations of, Servicer.   Any Person (a) into which the Servicer may be
merged or consolidated, (b) which may result from any merger or consolidation to which the Servicer shall be a party or (c) which may succeed to the properties and assets of the Servicer substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Servicer hereunder, shall be the successor to the Servicer under this Agreement without further act on the part of any of the parties to this Agreement; provided, however, that (i) immediately after giving effect to such transaction, no Servicer Default and no event which, after notice or lapse of time, or both, would become a Servicer Default shall have occurred and be continuing, (ii) the Servicer shall have delivered to the Issuer and the Trustee an Officers' Certificate stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with, (iii) the Servicer shall have delivered to the Issuer and the Trustee an Opinion of Counsel stating that, in the opinion of such counsel (A) such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with and (B) either (1) all filings to be made by the Servicer, including filings with the NHPUC pursuant to the Statute and filings under the applicable Uniform Commercial Code, have been executed and filed that are necessary to preserve and protect fully the interests of the Issuer and the Trustee in the RRB Property and reciting the details of such filings or (2) no such action shall be necessary to preserve and protect such interests and (iv) the Rating Agencies shall have received prior written notice of such transaction. When any Person acquires the properties and assets of the Servicer substantially as a whole and becomes the successor to the Servicer in accordance with the terms of this then upon satisfaction of all of the other conditions of this the Servicer shall automatically and without further notice be released from all its obligations hereunder., Public Service Company of New Hampshire shall not resign from the obligations and duties hereby imposed on it as Servicer under this Agreement except upon either (a) a determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law or (b) satisfaction of the following: (i) the Rating Agency Condition shall have been satisfied (except that with respect to Moody's it shall be sufficient to provide ten days prior notice) and (ii) the NHPUC shall have approved such resignation. Notice of any such determination permitting the resignation of Public Service Company of New Hampshire shall be communicated to the Issuer, the Trustee and the Rating Agencies at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination that the performance of Public Service Company of New Hampshire's duties under this Agreement shall no longer be permissible under applicable law shall be evidenced by an Opinion of Counsel to such effect delivered by Public Service Company of New Hampshire to the Issuer and the Trustee concurrently with or promptly after such notice. No such resignation shall become effective until a successor Servicer shall have assumed the responsibilities and obligations of Public Service Company of New Hampshire in accordance with Appointment of Successor.. and DEFAULT, the Issuer hereby appoints the Servicer, and the Servicer hereby accepts such appointment, to perform the Servicer's obligations pursuant to this Agreement on behalf of and for the benefit of the Issuer or any assignee thereof in accordance with the terms of this Agreement and applicable law. This appointment and the Servicer's acceptance thereof may not be revoked except in accordance with the express terms of this Agreement.

     Section 2.02. Authorization. With respect to all or any portion of the RRB Property, the Servicer shall be, and hereby is, authorized and empowered by the Issuer to (a) execute and deliver, on behalf of itself and/or the Issuer, as the case may be, any and all instruments, documents or notices, and (b) on behalf of itself and/or the Issuer, as the case may be, make any filing and participate in proceedings of any kind with any governmental authorities, including with the NHPUC. The Issuer shall execute and/or furnish the Servicer with such documents as have been prepared by the Servicer for execution by the Issuer, and with such other documents as may be in the Issuer's possession, as the Servicer may determine to be necessary or appropriate to enable it to carry out its servicing and administrative duties hereunder. Upon the Servicer's written request, the Issuer shall furnish the Servicer with any powers of attorney or other documents necessary or appropriate to enable the Servicer to carry out its duties hereunder.

     Section 2.03. Dominion and Control Over the RRB Property. Notwithstanding any other provision herein, the Issuer shall have dominion and control over the RRB Property, and the Servicer, in accordance with the terms hereof, is acting solely as the servicing agent and custodian for the Issuer with respect to the RRB Property and the RRB Property Records. The Servicer shall not take any action that is not authorized by this Agreement or that shall impair the rights of the Issuer or the Trustee in the RRB Property, in each case unless such action is required by applicable law.

                                  ARTICLE 3

                              BILLING SERVICES

     Section 3.01. Duties of Servicer. The Servicer, as agent for the Issuer, shall have the following duties:

          (a)  Duties of Servicer Generally.

               (1) General Duties. The Servicer's duties in general shall include management, servicing and administration of the RRB Property; obtaining meter reads, calculating electricity usage (including usage by customers of any TPS), billing, collection and posting of all payments in respect of the RRB Property; responding to inquiries by customers, the NHPUC, or any federal, local or other state governmental authorities with respect to the RRB Property; delivering Bills to customers and TPSs, investigating and handling delinquencies, processing and depositing collections and making periodic remittances; furnishing periodic reports to the Issuer, the Trustee and the Rating Agencies; and taking all necessary action in connection with Periodic Adjustments as set forth herein. Certain of the duties set forth above may be performed by TPSs pursuant to TPS Service Agreements. Without limiting the generality of this, in furtherance of the foregoing, the Servicer hereby agrees that it shall also have, and shall comply with, the duties and responsibilities relating to data acquisition, usage and bill calculation, billing, customer service functions, collection, payment processing and remittance set forth in Annex I hereto.

               (2) NHPUC Regulations Control. Notwithstanding anything to the contrary in this Agreement, the duties of the Servicer set forth in this Agreement shall be qualified in their entirety by any NHPUC Regulations as in effect at the time such duties are to be performed.

          (b)  Reporting Functions.

               (1) Notification of Laws and Regulations. The Servicer shall promptly notify the Issuer, the Trustee and the Rating Agencies in writing of any laws or NHPUC Regulations hereafter promulgated that have a material adverse effect on the Servicer's ability to perform its duties under this Agreement.

               (2) Other Information. Upon the reasonable request of the Issuer, the Trustee or any Rating Agency, the Servicer shall provide to such Issuer, Trustee or the Rating Agencies, as the case may be, any public financial information in respect of the Servicer, or any material information regarding the RRB Property to the extent it is reasonably available to the Servicer, as may be reasonably necessary and permitted by law for the Issuer, the Trustee , or the Rating Agencies to monitor the Servicer's performance hereunder.

               (3) Preparation of Reports to be Filed with the SEC. The Servicer shall prepare or cause to be prepared any reports required to be filed by the Issuer under the securities laws, including a copy of each Quarterly Servicer Certificate described in Quarterly Servicer Certificate. So long as any Bonds are outstanding, not later than 11:00 a.m. (New York City time) on the Servicer Business Day immediately preceding each Payment Date, the Servicer shall deliver a written report substantially in the form of Exhibit D hereto (the "Quarterly Servicer Certificate") to the Issuer, the Trustee and the Rating Agencies., the annual Certificate of Compliance described in Certificate of Compliance. The Servicer shall deliver to the Issuer, the Trustee and the Rating Agencies on or before March 31 of each year, commencing March 31, 2002 to and including the March 31 succeeding the Retirement of the Bonds, an Officer's Certificate substantially in the form of Exhibit A hereto (a "Certificate of Compliance"), stating that: (i) a review of the activities of the Servicer during the twelve months ended the preceding December 31 (or, in the case of the first Certificate of Compliance to be delivered on or before March 31, 2002, the period of time from the date of this Agreement until December 31, 2001) and of its performance under this Agreement has been made under such Responsible Officer's supervision, and
(ii) to such Responsible Officer's knowledge, based on such review, the Servicer has fulfilled all of its obligations in all material respects under this Agreement throughout such twelve months (or, in the case of the Certificate of Compliance to be delivered on or before March 31, 2002, the period of time from the date of this Agreement until December 31, 2001), or, if there has been a default in the fulfillment of any such material obligation, specifying each such material default known to such Responsible Officer and the nature and status thereof. and the Annual Accountant's Report described in Annual Report by Independent Public Accountants..

     Section 3.02. Servicing and Maintenance Standards. On behalf of the Issuer, the Servicer shall (a) manage, service, administer and make collections in respect of the RRB Property with reasonable care and in accordance with applicable law, including all applicable NHPUC Regulations and guidelines, using the same degree of care and diligence that the Servicer exercises with respect to similar assets for its own account and, if applicable, for others; (b) follow customary standards, policies and procedures for the industry in performing its duties as Servicer; (c) use all reasonable efforts, consistent with its customary servicing procedures, to bill and collect the RRB Charge; (d) file all filings under the applicable Uniform Commercial Code or the Statute necessary or desirable to maintain the perfected ownership interest and security interest of the Issuer and the Trustee in the RRB Property; and (e) comply in all material respects with all laws and regulations applicable to and binding on it relating to the RRB Property. The Servicer shall follow such customary and usual practices and procedures as it shall deem necessary or advisable in its servicing of all or any portion of the RRB Property, which, in the Servicer's judgment, may include the taking of legal action, at the Issuer's expense.

     Section 3.03. Certificate of Compliance. The Servicer shall deliver to the Issuer, the Trustee and the Rating Agencies on or before March 31 of each year, commencing March 31, 2002 to and including the March 31 succeeding the Retirement of the Bonds, an Officer's Certificate substantially in the form of Exhibit A hereto (a "Certificate of Compliance"), stating that: (i) a review of the activities of the Servicer during the twelve months ended the preceding December 31 (or, in the case of the first Certificate of Compliance to be delivered on or before March 31, 2002, the period of time from the date of this Agreement until December 31, 2001) and of its performance under this Agreement has been made under such Responsible Officer's supervision, and
(ii) to such Responsible Officer's knowledge, based on such review, the Servicer has fulfilled all of its obligations in all material respects under this Agreement throughout such twelve months (or, in the case of the Certificate of Compliance to be delivered on or before March 31, 2002, the period of time from the date of this Agreement until December 31, 2001), or, if there has been a default in the fulfillment of any such material obligation, specifying each such material default known to such Responsible Officer and the nature and status thereof.

     Section 3.04.  Annual Report by Independent Public Accountants.

          (a) The Servicer, at the Issuer's expense, shall cause a firm of independent certified public accountants (which may provide other services to the Servicer) to prepare, and the Servicer shall deliver to the Issuer, the Trustee and the Rating Agencies, a report addressed to the Servicer (the "Annual Accountant's Report"), which may be included as part of the Servicer's customary auditing activities, for the information and use of the Issuer, the Trustee and the Rating Agencies, on or before March 31 each year, beginning March 31, 2002 to and including the March 31 succeeding the Retirement of the Bonds, to the effect that such firm has performed certain procedures, agreed between the Servicer and such accountants, in connection with the Servicer's compliance with its obligations under this Agreement during the preceding twelve months ended December 31 (or, in the case of the first Annual Accountant's Report to be delivered on or before March 31, 2002, the period of time from the date of this Agreement until December 31, 2001), identifying the results of such procedures and including any exceptions noted.

          (b) The Annual Accountant's Report shall also indicate that the accounting firm providing such report is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

                                  ARTICLE 4

                  SERVICES RELATED TO PERIODIC ADJUSTMENTS;
                                 REMITTANCES

     Section 4.01.  Periodic Adjustments.   From time to time, until the
Retirement of the Bonds, the Servicer shall identify the need for Periodic Adjustments and shall take all reasonable action to obtain and implement such Periodic Adjustments, all in accordance with the following:

          (a)  Expected Amortization Schedule.  The Expected Amortization
Schedule is attached hereto as Schedule 4.01(a).

          (b)  Routine Periodic Adjustments and Semiannual Filings.

               (1) Routine Semiannual Periodic Adjustments and Filings. For the purpose of preparing a Routine Semiannual True-Up Letter, the Servicer shall: (A) update the assumptions underlying the calculation of the RRB Charge, including energy usage volume, the rate of charge-offs and estimated expenses and fees of the Issuer to the extent not fixed, for the Remittance Period beginning on April 25 or October 25 (whichever is next to occur) of each year; (B) determine the Required Debt Service for such Remittance Period based upon such updated assumptions; and (C) determine the RRB Charge to be charged during such Remittance Period based upon such Required Debt Service. The Servicer shall file a Routine Semiannual True-Up Letter with the NHPUC no later than 30 days prior to April 25 and October 25 of each year.

               (2) Routine Periodic Adjustments. The Servicer shall file a Routine True-Up Letter at least 15 days before the end of any calendar month, at each such time as the Servicer may reasonably determine is necessary to meet the Required Debt Service for the then current Remittance Period.

               (3) The Servicer shall take all reasonable actions and make all reasonable efforts to secure any Periodic Adjustments.

          (c)  Non-Routine Periodic Adjustments.

               (1) Whenever the Servicer determines that the existing model for calculating the RRB Charge should be amended or revised, subject to the consent of the Issuer under the conditions set forth in Section 3.18 of the Indenture, the Servicer shall file a Non-Routine True-Up Letter with the NHPUC designating the adjustments to such model and any corresponding adjustments to the RRB Charge (collectively, a "Non-Routine Periodic Adjustment"), subject to the review and approval of the NHPUC pursuant to the Finance Order.

               (2) The Servicer shall take all reasonable actions and make all reasonable efforts to secure any Non-Routine Periodic Adjustments.

               (3) The Servicer shall implement any resulting adjustments to the model and any resulting revised RRB Charge as of the effective date of the Non-Routine True-Up Letter.

          (d)  Reports.

               (1) Notification of Advice Letter Filings and Periodic Adjustments. Whenever the Servicer files an Advice Letter with the NHPUC, the Servicer shall send a copy of such filing to the Issuer, the Trustee and the Rating Agencies concurrently therewith. If any Periodic Adjustment requested in any such Advice Letter filing does not become effective on the applicable date as provided by the Finance Order, the Servicer shall notify the Issuer, the Trustee and the Rating Agencies by the end of the second Servicer Business Day after such applicable date.

               (2) Monthly Servicer Certificate. So long as any Bonds are outstanding, not later than fifteen (15) days after the end of each month after the Bonds are issued (excluding April, 2001), or if such day is not a Servicer Business Day, the next succeeding Servicer Business Day, the Servicer shall deliver a written report substantially in the form of Exhibit C hereto (the "Monthly Servicer Certificate") to the Issuer, the Trustee and the Rating Agencies.

               (3) Quarterly Servicer Certificate. So long as any Bonds are outstanding, not later than 11:00 a.m. (New York City time) on the Servicer Business Day immediately preceding each Payment Date, the Servicer shall deliver a written report substantially in the form of Exhibit D hereto (the "Quarterly Servicer Certificate") to the Issuer, the Trustee and the Rating Agencies.

               (4) TPS Reports. The Servicer shall provide to the Rating Agencies, upon request, any publicly available reports filed by the Servicer with the NHPUC (or otherwise made publicly available by the Servicer) relating to TPSs and any other non-confidential and non-proprietary information relating to TPSs reasonably requested by the Rating Agencies.

          (e) Uniformity of RRB Charge. The Servicer shall not take any action to implement any Periodic Adjustment that would cause the RRB Charge to vary among customer classes unless the Rating Agency Condition shall have been satisfied.

     Section 4.02.  Limitation of Liability.

          (a) The Issuer and the Servicer expressly agree and acknowledge that:

               (1) In connection with any Periodic Adjustment, the Servicer is acting solely in its capacity as the servicing agent hereunder.

               (2)  Neither the Servicer nor the Issuer shall be responsible in any manner for, and shall have no liability whatsoever as a result of, any action, decision, ruling or other determination made or not made, or any delay (other than any delay resulting from the Servicer's failure to file for Periodic Adjustments or Non-Routine Periodic Adjustments required by Periodic
Adjustments.   From time to time, until the Retirement of the Bonds, the
Servicer shall identify the need for Periodic Adjustments and shall take all reasonable action to obtain and implement such Periodic Adjustments, all in accordance with the following: in a timely and correct manner or other material breach by the Servicer of its duties under this Agreement that materially and adversely affects any Periodic Adjustments or Non-Routine Periodic Adjustments), by the NHPUC (or, in connection with any Non-Routine Periodic Adjustment, by the Rating Agencies) in any way related to the RRB Property or in connection with any Periodic Adjustment or Non-Routine Periodic Adjustment, the subject of any filings under Periodic Adjustments. From time to time, until the Retirement of the Bonds, the Servicer shall identify the need for Periodic Adjustments and shall take all reasonable action to obtain and implement such Periodic Adjustments, all in accordance with the following:, any proposed Periodic Adjustment or Non-Routine Periodic Adjustment, or the approval of the RRB Charge and the adjustments thereto.

               (3) The Servicer shall have no liability whatsoever relating to the calculation of the RRB Charge and the adjustments thereto (including any Non-Routine Periodic Adjustment), including as a result of any inaccuracy of any of the assumptions made in such calculation regarding expected energy usage volume, the rate of charge-offs, estimated expenses and fees of the Issuer, so long as the Servicer has not acted in a negligent manner in connection therewith, nor shall the Servicer have any liability whatsoever as a result of any Person, including the Bondholders, not receiving any payment, amount or return anticipated or expected in respect of any Bond generally, except only to the extent that the Servicer is liable under Indemnities of Servicer. of this Agreement.

          (b) Notwithstanding the foregoing, this Limitation of Liability. shall not relieve the Servicer of any liability under Indemnities of Servicer. for any misrepresentation by the Servicer under Representations and Warranties of Servicer. The Servicer makes the following representations and warranties, as of the Closing Date, on which the Issuer is deemed to have relied in entering into this Agreement relating to the servicing of the RRB Property. or for any breach by the Servicer of its obligations under this Agreement.

     Section 4.03.  Remittances.

          (a) Pursuant to the remittance methodology more fully described in Annex II hereto, starting with collections that are received on the first Servicer Business Day that is at least 45 days after the first day on which Public Service Company of New Hampshire imposes the RRB Charge, the Servicer will remit to the Trustee on each Servicer Business Day, within two Servicer Business Days after receipt, by wire transfer of immediately available funds to the General Subaccount of the Collection Account, an amount equal to the RRB Charge Payments (as calculated in accordance with Annex II hereto) received on such Servicer Business Day and on any prior day that was not a Servicer Business Day for which a Remittance has not previously been made. Prior to or simultaneous with each Remittance to the General Subaccount of the Collection Account pursuant to this Section, the Servicer shall provide written notice to the Trustee of each such Remittance (including the exact dollar amount to be remitted).

          (b) The Servicer may elect to make Remittances less frequently than on a daily basis, and shall be permitted to do so, but in any event shall make Remittances within one calendar month of collection thereof, provided that the Servicer shall send written notice of such election to the Issuer and the Trustee, together with (i) an Officer's Certificate stating that no Servicer Default has occurred and is continuing under this Servicing Agreement, (ii) evidence that the Rating Agency Condition has been satisfied,
(iii) evidence of the delivery by the Servicer to the Issuer or the Trustee, as applicable, of any credit enhancement which may be required by the Rating Agencies in connection therewith in form and substance satisfactory to the Issuer and the Trustee, as applicable, the cost of which credit enhancement shall be borne solely by the Servicer, and (iv) an executed copy of any appropriate amendment hereto or to the Indenture or any other Basic Agreement as reasonably requested by the Servicer, the Issuer or the Trustee in connection therewith.

          (c) The Servicer agrees and acknowledges that it will remit RRB Charge Payments in accordance with this Remittances. without any surcharge, fee, offset, charge or other deduction except for late fees permitted by Servicing Compensation..

                                  ARTICLE 5

                              THE RRB PROPERTY

     Section 5.01. Custody of RRB Property Records. To assure uniform quality in servicing the RRB Property and to reduce administrative costs, the Issuer hereby revocably appoints the Servicer, and the Servicer hereby accepts such appointment, to act as the agent of the Issuer and the Trustee as custodian of any and all documents and records that the Servicer shall keep on file, in accordance with its customary procedures, relating to the RRB Property, including copies of the Finance Order and Advice Letters relating thereto and all documents filed with the NHPUC in connection with any Periodic Adjustment or Non-Routine Periodic Adjustment and computational records relating thereto (collectively, the "RRB Property Records"), which are hereby constructively delivered to the Trustee, as pledgee of the Issuer with respect to all RRB Property.

     Section 5.02.  Duties of Servicer as Custodian.

          (a) Safekeeping. The Servicer shall hold the RRB Property Records on behalf of the Issuer and the Trustee and maintain such accurate and complete accounts, records and computer systems pertaining to the RRB Property Records on behalf of the Issuer and the Trustee as shall enable the Issuer to comply with this Agreement and the Indenture. In performing its duties as custodian the Servicer shall act with reasonable care, using that degree of care and diligence that the Servicer exercises with respect to comparable assets that the Servicer services for itself or, if applicable, for others. The Servicer shall promptly report to the Issuer and the Trustee any failure on its part to hold the RRB Property Records and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure. Nothing herein shall be deemed to require an initial review or any periodic review by the Issuer or the Trustee of the RRB Property Records. The Servicer's duties to hold the RRB Property Records on behalf of the Issuer set forth in this Duties of Servicer as Custodian., to the extent such RRB Property Records have not been previously transferred to a successor Servicer pursuant to DEFAULT, shall terminate one year and one day after the earlier of the date on which (i) the Servicer is succeeded by a successor Servicer in accordance with DEFAULT and
(ii) no Bonds are outstanding.

          (b) Maintenance of and Access to Records. The Servicer shall maintain at all times records and accounts that permit the Servicer to identify RRB Charges billed. The Servicer shall maintain the RRB Property Records in Manchester, New Hampshire, Berlin, Connecticut or at such other office in the United States as shall be specified to the Issuer and the Trustee by written notice at least 30 days prior to any change in location. The Servicer shall make available for inspection to the Issuer, the Trustee, the NHPUC or their respective duly authorized representatives, attorneys or auditors the RRB Property Records at such times during normal business hours as the Issuer, the Trustee or the NHPUC shall reasonably request and which do not unreasonably interfere with the Servicer's normal operations. Nothing in this shall affect the obligation of the Servicer to observe any applicable law (including any NHPUC Regulations) prohibiting disclosure of information regarding the customers, and the failure of the Servicer to provide access to such information as a result of such obligation shall not constitute a breach of this.

          (c) Release of Documents. Upon instruction from the Trustee in accordance with the Indenture, the Servicer shall release any RRB Property Records to the Trustee, the Trustee's agent or the Trustee's designee, as the case may be, at such place or places as the Trustee may designate, as soon as practicable.

          (d) Defending RRB Property Against Claims. The Servicer shall institute any action or proceeding necessary to compel performance by the NHPUC or the State of New Hampshire of any of their obligations or duties under the Statute, the Finance Order or any Advice Letter, and the Servicer agrees to take such legal or administrative actions, including defending against or instituting and pursuing legal actions and appearing or testifying at hearings or similar proceedings, as may be reasonably necessary to block or overturn any attempts to cause a repeal of, modification of or supplement to the Statute or the Finance Order or the rights of holders of RRB Property by executive action, legislative enactment or constitutional amendment or (if such means become available in the future) referendum or initiative petition that would be adverse to Bondholders, the Issuer or the Trustee. The costs of any such action shall be payable from RRB Charge Collections as an Operating Expense in accordance with the priorities set forth in Section 8.02(d) of the Indenture. The Servicer's obligations pursuant to this Duties of Servicer as Custodian. shall survive and continue notwithstanding the fact that the payment of Operating Expenses pursuant to Section 8.02(d) of the Indenture may be delayed, it being understood that the Servicer may be required to advance its own funds to satisfy its obligations hereunder. If the Servicer must incur costs to satisfy its obligations hereunder and is required hereunder to advance its own funds with respect to such costs but is unable to do so, the Servicer shall, in accordance with the provisions of
Section 8.02(j) of the Indenture, make written request to the Trustee to pay such costs from amounts on deposit in the Servicer Advance Subaccount. Amounts so paid by the Trustee from amounts on deposit in the Servicer Advance Subaccount in accordance with the provisions of Section 8.02(j) of the Indenture shall remain payable as Operating Expenses advanced by the Servicer in accordance with this Defending RRB Property Against Claims. The Servicer shall institute any action or proceeding necessary to compel performance by the NHPUC or the State of New Hampshire of any of their obligations or duties under the Statute, the Finance Order or any Advice Letter, and the Servicer agrees to take such legal or administrative actions, including defending against or instituting and pursuing legal actions and appearing or testifying at hearings or similar proceedings, as may be reasonably necessary to block or overturn any attempts to cause a repeal of, modification of or supplement to the Statute or the Finance Order or the rights of holders of RRB Property by executive action, legislative enactment or constitutional amendment or (if such means become available in the future) referendum or initiative petition that would be adverse to Bondholders, the Issuer or the Trustee. The costs of any such action shall be payable from RRB Charge Collections as an Operating Expense in accordance with the priorities set forth in Section 8.02(d) of the Indenture. The Servicer's obligations pursuant to this Duties of Servicer as Custodian. shall survive and continue notwithstanding the fact that the payment of Operating Expenses pursuant to Section 8.02(d) of the Indenture may be delayed, it being understood that the Servicer may be required to advance its own funds to satisfy its obligations hereunder. If the Servicer must incur costs to satisfy its obligations hereunder and is required hereunder to advance its own funds with respect to such costs but is unable to do so, the Servicer shall, in accordance with the provisions of Section 8.02(j) of the Indenture, make written request to the Trustee to pay such costs from amounts on deposit in the Servicer Advance Subaccount. and Section 8.02(j) of the Indenture.

     Section 5.03. Instructions; Authority to Act. For so long as any Bonds remain outstanding, the Servicer shall be deemed to have received proper instructions with respect to the RRB Property Records upon its receipt of written instructions signed by a Responsible Officer (as defined in the Indenture) of the Trustee.

     Section 5.04. Effective Period and Termination. The Servicer's appointment as custodian shall become effective as of the Closing Date and shall continue in full force and effect until terminated pursuant to this If any Servicer shall resign as Servicer in accordance with the provisions of this Agreement or if all of the rights and obligations of any Servicer shall have been terminated under Servicer Default. If any one of the following events (each a "Servicer Default") shall occur and be continuing:, the appointment of such Servicer as custodian shall terminate upon appointment of a successor Servicer, subject to the approval of the NHPUC, and acceptance by such successor Servicer of such appointment.

     Section 5.05. Monitoring of Third Party Suppliers. From time to time, until the Retirement of the Bonds, the Servicer shall, using the same degree of care and diligence that it exercises with respect to payments owed to it for its own account, implement such procedures and policies as are necessary to properly enforce the obligations of each TPS to remit RRB Charges, in accordance with the terms and provisions of the Finance Order, the TPS Service Agreement and Schedule A to Annex I hereto.

                                  ARTICLE 6

                                THE SERVICER

     Section 6.01. Representations and Warranties of Servicer. The Servicer makes the following representations and warranties, as of the Closing Date, on which the Issuer is deemed to have relied in entering into this Agreement relating to the servicing of the RRB Property.

          (a) Organization and Good Standing. The Servicer is duly organized and validly existing as a corporation in good standing under the laws of the State of New Hampshire, with the requisite corporate power and authority to own its properties as such properties are currently owned and to conduct its business as such business is now conducted by it, and has the requisite corporate power and authority to service the RRB Property and to hold the RRB Property Records as custodian.

          (b) Due Qualification. The Servicer is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the RRB Property as required by this Agreement) shall require such qualifications, licenses or approvals (except where the failure to so qualify or obtain such licenses and approvals would not be reasonably likely to have a material adverse effect on the Servicer's business, operations, assets, revenues or properties or adversely affect the servicing of the RRB Property).

          (c) Power and Authority. The Servicer has the requisite corporate power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of the Servicer.

          (d) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Servicer enforceable against it in accordance with its terms, subject to applicable insolvency, reorganization, moratorium, fraudulent transfer and other laws relating to or affecting creditors' rights generally from time to time in effect and to general principles of equity (including concepts of materiality, reasonableness, good faith and fair dealing), regardless of whether considered in a proceeding in equity or at law.

          (e) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not: (i) conflict with or result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the articles of organization or by-laws of the Servicer, or any material indenture, agreement or other instrument to which the Servicer is a party or by which it is bound; (ii) result in the creation or imposition of any Lien upon any of the Servicer's properties pursuant to the terms of any such indenture, agreement or other instrument; nor violate any existing law or any existing order, rule or regulation applicable to the Servicer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or its properties, so as to adversely affect the Servicer, the Issuer or the Bondholders.

          (f) No Proceedings. There are no proceedings pending and, to the Servicer's knowledge, there are no proceedings threatened and, to the Servicer's knowledge, there are no investigations pending or threatened, before any court, federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or its properties involving or relating to the Servicer or the Issuer or, to the Servicer's knowledge, any other Person: (i) asserting the invalidity of this Agreement; (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement; or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement.

          (g) Approvals. No approval, authorization, consent, order or other action of, or filing with, any court, federal or state regulatory body, administrative agency or other governmental instrumentality is required in connection with the execution and delivery by the Servicer of this Agreement, the performance by the Servicer of the transactions contemplated hereby or the fulfillment by the Servicer of the terms hereof, except those that have been obtained or made and those that the Servicer is required to make in the future pursuant to BILLING SERVICES or SERVICES RELATED TO PERIODIC ADJUSTMENTS;
REMITTANCES and post-closing filings in connection therewith.

     Section 6.02.  Indemnities of Servicer.

          (a) The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer and as expressly provided under this Indemnities of Servicer..

          (b) The Servicer shall indemnify the Issuer and the Bondholders (each an "Indemnified Person" for purposes of Sections 6.02 (b) and (d)) for, and defend and hold harmless each such Person from and against, any and all liabilities, obligations, losses, damages, payments, claims, costs or expenses of any kind whatsoever (collectively, "Losses") that may be imposed on, incurred by or asserted against any such Person as a result of (i) the Servicer's willful misconduct or negligence in the performance of its duties or observance of its covenants under this Agreement (including the Servicer's willful misconduct or negligence relating to the maintenance and custody by the Servicer, as custodian, of the RRB Property Records) or (ii) the Servicer's breach in any material respect of any of its representations or warranties in this Agreement; provided, however, that the Servicer shall not be liable for any Losses resulting from the willful misconduct or gross negligence of any such Indemnified Person; and, provided, further, that the Bondholders shall be entitled to enforce their rights and remedies against the Servicer under this solely through a cause of action brought for their benefit by the Trustee; and, provided, further, that the Servicer shall not be liable for any Losses, regardless of when incurred, after the Bonds have been paid in full, except as provided in The Servicer shall indemnify and hold harmless the Trustee, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (each an "Indemnified Person" for purposes of Section 6.02(c) and (d)) for, and defend and hold harmless each such Person from and against, any and all Losses imposed on, incurred by or asserted against any of such Indemnified Persons as a result of: (i) the Servicer's willful misconduct or negligence in the performance of its duties or observance of its covenants under this Agreement (including the Servicer's willful misconduct or negligence relating to the maintenance and custody by the Servicer, as custodian, of the RRB Property Records) or (ii) the Servicer's breach in any material respect of any of its representations or warranties in this Agreement; provided, however, that the Servicer shall not be liable for any Losses resulting from the willful misconduct or gross negligence of such Indemnified Person or resulting from a breach of a representation or warranty made by such Indemnified Person in any of the Basic Documents that gives rise to the Servicer's breach..

          (c) The Servicer shall indemnify and hold harmless the Trustee, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (each an "Indemnified Person" for purposes of Section 6.02(c) and (d)) for, and defend and hold harmless each such Person from and against, any and all Losses imposed on, incurred by or asserted against any of such Indemnified Persons as a result of: (i) the Servicer's willful misconduct or negligence in the performance of its duties or observance of its covenants under this Agreement (including the Servicer's willful misconduct or negligence relating to the maintenance and custody by the Servicer, as custodian, of the RRB Property Records) or (ii) the Servicer's breach in any material respect of any of its representations or warranties in this Agreement; provided, however, that the Servicer shall not be liable for any Losses resulting from the willful misconduct or gross negligence of such Indemnified Person or resulting from a breach of a representation or warranty made by such Indemnified Person in any of the Basic Documents that gives rise to the Servicer's breach.

          (d) The Servicer shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person pursuant to The Servicer shall indemnify the Issuer and the Bondholders (each an "Indemnified Person" for purposes of Sections 6.02 (b) and (d)) for, and defend and hold harmless each such Person from and against, any and all liabilities, obligations, losses, damages, payments, claims, costs or expenses of any kind whatsoever (collectively, "Losses") that may be imposed on, incurred by or asserted against any such Person as a result of (i) the Servicer's willful misconduct or negligence in the performance of its duties or observance of its covenants under this Agreement (including the Servicer's willful misconduct or negligence relating to the maintenance and custody by the Servicer, as custodian, of the RRB Property Records) or (ii) the Servicer's breach in any material respect of any of its representations or warranties in this Agreement; provided, however, that the Servicer shall not be liable for any Losses resulting from the willful misconduct or gross negligence of any such Indemnified Person; and, provided, further, that the Bondholders shall be entitled to enforce their rights and remedies against the Servicer under this solely through a cause of action brought for their benefit by the Trustee; and, provided, further, that the Servicer shall not be liable for any Losses, regardless of when incurred, after the Bonds have been paid in full, except as provided in The Servicer shall indemnify and hold harmless the Trustee, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (each an "Indemnified Person" for purposes of Section 6.02(c) and (d)) for, and defend and hold harmless each such Person from and against, any and all Losses imposed on, incurred by or asserted against any of such Indemnified Persons as a result of: (i) the Servicer's willful misconduct or negligence in the performance of its duties or observance of its covenants under this Agreement (including the Servicer's willful misconduct or negligence relating to the maintenance and custody by the Servicer, as custodian, of the RRB Property Records) or (ii) the Servicer's breach in any material respect of any of its representations or warranties in this Agreement; provided, however, that the Servicer shall not be liable for any Losses resulting from the willful misconduct or gross negligence of such Indemnified Person or resulting from a breach of a representation or warranty made by such Indemnified Person in any of the Basic Documents that gives rise to the Servicer's breach.. or The Servicer shall indemnify and hold harmless the Trustee, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (each an "Indemnified Person" for purposes of Section 6.02(c) and (d)) for, and defend and hold harmless each such Person from and against, any and all Losses imposed on, incurred by or asserted against any of such Indemnified Persons as a result of: (i) the Servicer's willful misconduct or negligence in the performance of its duties or observance of its covenants under this Agreement (including the Servicer's willful misconduct or negligence relating to the maintenance and custody by the Servicer, as custodian, of the RRB Property Records) or (ii) the Servicer's breach in any material respect of any of its representations or warranties in this Agreement; provided, however, that the Servicer shall not be liable for any Losses resulting from the willful misconduct or gross negligence of such Indemnified Person or resulting from a breach of a representation or warranty made by such Indemnified Person in any of the Basic Documents that gives rise to the Servicer's breach. in the settlement of any action, proceeding or investigation without the written consent of the Servicer, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Servicer under The Servicer shall indemnify the Issuer and the Bondholders (each an "Indemnified Person" for purposes of Sections 6.02 (b) and (d)) for, and defend and hold harmless each such Person from and against, any and all liabilities, obligations, losses, damages, payments, claims, costs or expenses of any kind whatsoever (collectively, "Losses") that may be imposed on, incurred by or asserted against any such Person as a result of (i) the Servicer's willful misconduct or negligence in the performance of its duties or observance of its covenants under this Agreement (including the Servicer's willful misconduct or negligence relating to the maintenance and custody by the Servicer, as custodian, of the RRB Property Records) or (ii) the Servicer's breach in any material respect of any of its representations or warranties in this Agreement; provided, however, that the Servicer shall not be liable for any Losses resulting from the willful misconduct or gross negligence of any such Indemnified Person; and, provided, further, that the Bondholders shall be entitled to enforce their rights and remedies against the Servicer under this solely through a cause of action brought for their benefit by the Trustee; and, provided, further, that the Servicer shall not be liable for any Losses, regardless of when incurred, after the Bonds have been paid in full, except as provided in The Servicer shall indemnify and hold harmless the Trustee, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (each an "Indemnified Person" for purposes of Section 6.02(c) and (d)) for, and defend and hold harmless each such Person from and against, any and all Losses imposed on, incurred by or asserted against any of such Indemnified Persons as a result of: (i) the Servicer's willful misconduct or negligence in the performance of its duties or observance of its covenants under this Agreement (including the Servicer's willful misconduct or negligence relating to the maintenance and custody by the Servicer, as custodian, of the RRB Property Records) or
(ii) the Servicer's breach in any material respect of any of its representations or warranties in this Agreement; provided, however, that the Servicer shall not be liable for any Losses resulting from the willful misconduct or gross negligence of such Indemnified Person or resulting from a breach of a representation or warranty made by such Indemnified Person in any of the Basic Documents that gives rise to the Servicer's breach.. or The Servicer shall indemnify and hold harmless the Trustee, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (each an "Indemnified Person" for purposes of Section 6.02(c) and (d)) for, and defend and hold harmless each such Person from and against, any and all Losses imposed on, incurred by or asserted against any of such Indemnified Persons as a result of: (i) the Servicer's willful misconduct or negligence in the performance of its duties or observance of its covenants under this Agreement (including the Servicer's willful misconduct or negligence relating to the maintenance and custody by the Servicer, as custodian, of the RRB Property Records) or
(ii) the Servicer's breach in any material respect of any of its representations or warranties in this Agreement; provided, however, that the Servicer shall not be liable for any Losses resulting from the willful misconduct or gross negligence of such Indemnified Person or resulting from a breach of a representation or warranty made by such Indemnified Person in any of the Basic Documents that gives rise to the Servicer's breach., notify the Servicer in writing of such involvement. Failure by an Indemnified Person to so notify the Servicer shall relieve the Servicer from the obligation to indemnify and hold harmless such Indemnified Person under The Servicer shall indemnify the Issuer and the Bondholders (each an "Indemnified Person" for purposes of Sections 6.02 (b) and (d)) for, and defend and hold harmless each such Person from and against, any and all liabilities, obligations, losses, damages, payments, claims, costs or expenses of any kind whatsoever (collectively, "Losses") that may be imposed on, incurred by or asserted against any such Person as a result of (i) the Servicer's willful misconduct or negligence in the performance of its duties or observance of its covenants under this Agreement (including the Servicer's willful misconduct or negligence relating to the maintenance and custody by the Servicer, as custodian, of the RRB Property Records) or (ii) the Servicer's breach in any material respect of any of its representations or warranties in this Agreement; provided, however, that the Servicer shall not be liable for any Losses resulting from the willful misconduct or gross negligence of any such Indemnified Person; and, provided, further, that the Bondholders shall be entitled to enforce their rights and remedies against the Servicer under this solely through a cause of action brought for their benefit by the Trustee; and, provided, further, that the Servicer shall not be liable for any Losses, regardless of when incurred, after the Bonds have been paid in full, except as provided in The Servicer shall indemnify and hold harmless the Trustee, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (each an "Indemnified Person" for purposes of Section 6.02(c) and (d)) for, and defend and hold harmless each such Person from and against, any and all Losses imposed on, incurred by or asserted against any of such Indemnified Persons as a result of: (i) the Servicer's willful misconduct or negligence in the performance of its duties or observance of its covenants under this Agreement (including the Servicer's willful misconduct or negligence relating to the maintenance and custody by the Servicer, as custodian, of the RRB Property Records) or
(ii) the Servicer's breach in any material respect of any of its representations or warranties in this Agreement; provided, however, that the Servicer shall not be liable for any Losses resulting from the willful misconduct or gross negligence of such Indemnified Person or resulting from a breach of a representation or warranty made by such Indemnified Person in any of the Basic Documents that gives rise to the Servicer's breach.. or The Servicer shall indemnify and hold harmless the Trustee, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (each an "Indemnified Person" for purposes of Section 6.02(c) and (d)) for, and defend and hold harmless each such Person from and against, any and all Losses imposed on, incurred by or asserted against any of such Indemnified Persons as a result of: (i) the Servicer's willful misconduct or negligence in the performance of its duties or observance of its covenants under this Agreement (including the Servicer's willful misconduct or negligence relating to the maintenance and custody by the Servicer, as custodian, of the RRB Property Records) or
(ii) the Servicer's breach in any material respect of any of its representations or warranties in this Agreement; provided, however, that the Servicer shall not be liable for any Losses resulting from the willful misconduct or gross negligence of such Indemnified Person or resulting from a breach of a representation or warranty made by such Indemnified Person in any of the Basic Documents that gives rise to the Servicer's breach., as applicable, only to the extent that the Servicer suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under The Servicer shall indemnify the Issuer and the Bondholders (each an "Indemnified Person" for purposes of Sections 6.02 (b) and (d)) for, and defend and hold harmless each such Person from and against, any and all liabilities, obligations, losses, damages, payments, claims, costs or expenses of any kind whatsoever (collectively, "Losses") that may be imposed on, incurred by or asserted against any such Person as a result of (i) the Servicer's willful misconduct or negligence in the performance of its duties or observance of its covenants under this Agreement (including the Servicer's willful misconduct or negligence relating to the maintenance and custody by the Servicer, as custodian, of the RRB Property Records) or (ii) the Servicer's breach in any material respect of any of its representations or warranties in this Agreement; provided, however, that the Servicer shall not be liable for any Losses resulting from the willful misconduct or gross negligence of any such Indemnified Person; and, provided, further, that the Bondholders shall be entitled to enforce their rights and remedies against the Servicer under this Error! Not a valid bookmark self-reference. solely through a cause of action brought for their benefit by the Trustee; and, provided, further, that the Servicer shall not be liable for any Losses, regardless of when incurred, after the Bonds have been paid in full, except as provided in The Servicer shall indemnify and hold harmless the Trustee, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (each an "Indemnified Person" for purposes of Section 6.02(c) and (d)) for, and defend and hold harmless each such Person from and against, any and all Losses imposed on, incurred by or asserted against any of such Indemnified Persons as a result of: (i) the Servicer's willful misconduct or negligence in the performance of its duties or observance of its covenants under this Agreement (including the Servicer's willful misconduct or negligence relating to the maintenance and custody by the Servicer, as custodian, of the RRB Property Records) or (ii) the Servicer's breach in any material respect of any of its representations or warranties in this Agreement; provided, however, that the Servicer shall not be liable for any Losses resulting from the willful misconduct or gross negligence of such Indemnified Person or resulting from a breach of a representation or warranty made by such Indemnified Person in any of the Basic Documents that gives rise to the Servicer's breach.. or The Servicer shall indemnify and hold harmless the Trustee, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (each an "Indemnified Person" for purposes of Section 6.02(c) and (d)) for, and defend and hold harmless each such Person from and against, any and all Losses imposed on, incurred by or asserted against any of such Indemnified Persons as a result of: (i) the Servicer's willful misconduct or negligence in the performance of its duties or observance of its covenants under this Agreement (including the Servicer's willful misconduct or negligence relating to the maintenance and custody by the Servicer, as custodian, of the RRB Property Records) or (ii) the Servicer's breach in any material respect of any of its representations or warranties in this Agreement; provided, however, that the Servicer shall not be liable for any Losses resulting from the willful misconduct or gross negligence of such Indemnified Person or resulting from a breach of a representation or warranty made by such Indemnified Person in any of the Basic Documents that gives rise to the Servicer's breach., the Servicer shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Servicer of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Servicer shall be entitled to appoint counsel of the Servicer's choice at the Servicer's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Servicer under The Servicer shall indemnify the Issuer and the Bondholders (each an "Indemnified Person" for purposes of Sections 6.02 (b) and (d)) for, and defend and hold harmless each such Person from and against, any and all liabilities, obligations, losses, damages, payments, claims, costs or expenses of any kind whatsoever (collectively, "Losses") that may be imposed on, incurred by or asserted against any such Person as a result of (i) the Servicer's willful misconduct or negligence in the performance of its duties or observance of its covenants under this Agreement (including the Servicer's willful misconduct or negligence relating to the maintenance and custody by the Servicer, as custodian, of the RRB Property Records) or (ii) the Servicer's breach in any material respect of any of its representations or warranties in this Agreement; provided, however, that the Servicer shall not be liable for any Losses resulting from the willful misconduct or gross negligence of any such Indemnified Person; and, provided, further, that the Bondholders shall be entitled to enforce their rights and remedies against the Servicer under this solely through a cause of action brought for their benefit by the Trustee; and, provided, further, that the Servicer shall not be liable for any Losses, regardless of when incurred, after the Bonds have been paid in full, except as provided in The Servicer shall indemnify and hold harmless the Trustee, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (each an "Indemnified Person" for purposes of Section 6.02(c) and (d)) for, and defend and hold harmless each such Person from and against, any and all Losses imposed on, incurred by or asserted against any of such Indemnified Persons as a result of: (i) the Servicer's willful misconduct or negligence in the performance of its duties or observance of its covenants under this Agreement (including the Servicer's willful misconduct or negligence relating to the maintenance and custody by the Servicer, as custodian, of the RRB Property Records) or
(ii) the Servicer's breach in any material respect of any of its representations or warranties in this Agreement; provided, however, that the Servicer shall not be liable for any Losses resulting from the willful misconduct or gross negligence of such Indemnified Person or resulting from a breach of a representation or warranty made by such Indemnified Person in any of the Basic Documents that gives rise to the Servicer's breach.. or The Servicer shall indemnify and hold harmless the Trustee, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (each an "Indemnified Person" for purposes of Section 6.02(c) and (d)) for, and defend and hold harmless each such Person from and against, any and all Losses imposed on, incurred by or asserted against any of such Indemnified Persons as a result of: (i) the Servicer's willful misconduct or negligence in the performance of its duties or observance of its covenants under this Agreement (including the Servicer's willful misconduct or negligence relating to the maintenance and custody by the Servicer, as custodian, of the RRB Property Records) or
(ii) the Servicer's breach in any material respect of any of its representations or warranties in this Agreement; provided, however, that the Servicer shall not be liable for any Losses resulting from the willful misconduct or gross negligence of such Indemnified Person or resulting from a breach of a representation or warranty made by such Indemnified Person in any of the Basic Documents that gives rise to the Servicer's breach. (in which case the Servicer shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Servicer's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Servicer shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Servicer to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Servicer and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Servicer, (iii) the Servicer shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Servicer shall authorize the Indemnified Person to employ separate counsel at the expense of the Servicer. Notwithstanding the foregoing, the Servicer shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Servicer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under The Servicer shall indemnify the Issuer and the Bondholders (each an "Indemnified Person" for purposes of Sections 6.02 (b) and (d)) for, and defend and hold harmless each such Person from and against, any and all liabilities, obligations, losses, damages, payments, claims, costs or expenses of any kind whatsoever (collectively, "Losses") that may be imposed on, incurred by or asserted against any such Person as a result of (i) the Servicer's willful misconduct or negligence in the performance of its duties or observance of its covenants under this Agreement (including the Servicer's willful misconduct or negligence relating to the maintenance and custody by the Servicer, as custodian, of the RRB Property Records) or (ii) the Servicer's breach in any material respect of any of its representations or warranties in this Agreement; provided, however, that the Servicer shall not be liable for any Losses resulting from the willful misconduct or gross negligence of any such Indemnified Person; and, provided, further, that the Bondholders shall be entitled to enforce their rights and remedies against the Servicer under this solely through a cause of action brought for their benefit by the Trustee; and, provided, further, that the Servicer shall not be liable for any Losses, regardless of when incurred, after the Bonds have been paid in full, except as provided in The Servicer shall indemnify and hold harmless the Trustee, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (each an "Indemnified Person" for purposes of Section 6.02(c) and (d)) for, and defend and hold harmless each such Person from and against, any and all Losses imposed on, incurred by or asserted against any of such Indemnified Persons as a result of: (i) the Servicer's willful misconduct or negligence in the performance of its duties or observance of its covenants under this Agreement (including the Servicer's willful misconduct or negligence relating to the maintenance and custody by the Servicer, as custodian, of the RRB Property Records) or
(ii) the Servicer's breach in any material respect of any of its representations or warranties in this Agreement; provided, however, that the Servicer shall not be liable for any Losses resulting from the willful misconduct or gross negligence of such Indemnified Person or resulting from a breach of a representation or warranty made by such Indemnified Person in any of the Basic Documents that gives rise to the Servicer's breach.. or The Servicer shall indemnify and hold harmless the Trustee, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (each an "Indemnified Person" for purposes of Section 6.02(c) and (d)) for, and defend and hold harmless each such Person from and against, any and all Losses imposed on, incurred by or asserted against any of such Indemnified Persons as a result of: (i) the Servicer's willful misconduct or negligence in the performance of its duties or observance of its covenants under this Agreement (including the Servicer's willful misconduct or negligence relating to the maintenance and custody by the Servicer, as custodian, of the RRB Property Records) or
(ii) the Servicer's breach in any material respect of any of its representations or warranties in this Agreement; provided, however, that the Servicer shall not be liable for any Losses resulting from the willful misconduct or gross negligence of such Indemnified Person or resulting from a breach of a representation or warranty made by such Indemnified Person in any of the Basic Documents that gives rise to the Servicer's breach., as applicable, (whether or not the Indemnified Person is an actual or potential party to such claim or action) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding.

          (e) Indemnification under The Servicer shall indemnify the Issuer and the Bondholders (each an "Indemnified Person" for purposes of Sections
6.02 (b) and (d)) for, and defend and hold harmless each such Person from and against, any and all liabilities, obligations, losses, damages, payments, claims, costs or expenses of any kind whatsoever (collectively, "Losses") that may be imposed on, incurred by or asserted against any such Person as a result of (i) the Servicer's willful misconduct or negligence in the performance of its duties or observance of its covenants under this Agreement (including the Servicer's willful misconduct or negligence relating to the maintenance and custody by the Servicer, as custodian, of the RRB Property Records) or (ii) the Servicer's breach in any material respect of any of its representations or warranties in this Agreement; provided, however, that the Servicer shall not be liable for any Losses resulting from the willful misconduct or gross negligence of any such Indemnified Person; and, provided, further, that the Bondholders shall be entitled to enforce their rights and remedies against the Servicer under this reference. solely through a cause of action brought for their benefit by the Trustee; and, provided, further, that the Servicer shall not be liable for any Losses, regardless of when incurred, after the Bonds have been paid in full, except as provided in The Servicer shall indemnify and hold harmless the Trustee, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (each an "Indemnified Person" for purposes of Section 6.02(c) and (d)) for, and defend and hold harmless each such Person from and against, any and all Losses imposed on, incurred by or asserted against any of such Indemnified Persons as a result of: (i) the Servicer's willful misconduct or negligence in the performance of its duties or observance of its covenants under this Agreement (including the Servicer's willful misconduct or negligence relating to the maintenance and custody by the Servicer, as custodian, of the RRB Property Records) or (ii) the Servicer's breach in any material respect of any of its representations or warranties in this Agreement; provided, however, that the Servicer shall not be liable for any Losses resulting from the willful misconduct or gross negligence of such Indemnified Person or resulting from a breach of a representation or warranty made by such Indemnified Person in any of the Basic Documents that gives rise to the Servicer's breach.. and The Servicer shall indemnify and hold harmless the Trustee, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (each an "Indemnified Person" for purposes of Section 6.02(c) and (d)) for, and defend and hold harmless each such Person from and against, any and all Losses imposed on, incurred by or asserted against any of such Indemnified Persons as a result of: (i) the Servicer's willful misconduct or negligence in the performance of its duties or observance of its covenants under this Agreement (including the Servicer's willful misconduct or negligence relating to the maintenance and custody by the Servicer, as custodian, of the RRB Property Records) or (ii) the Servicer's breach in any material respect of any of its representations or warranties in this Agreement; provided, however, that the Servicer shall not be liable for any Losses resulting from the willful misconduct or gross negligence of such Indemnified Person or resulting from a breach of a representation or warranty made by such Indemnified Person in any of the Basic Documents that gives rise to the Servicer's breach. shall survive the resignation or removal of the Trustee and the termination of this Agreement and shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement.

          (f) For purposes of The Servicer shall indemnify the Issuer and the Bondholders (each an "Indemnified Person" for purposes of Sections 6.02
(b) and (d)) for, and defend and hold harmless each such Person from and against, any and all liabilities, obligations, losses, damages, payments, claims, costs or expenses of any kind whatsoever (collectively, "Losses") that may be imposed on, incurred by or asserted against any such Person as a result of (i) the Servicer's willful misconduct or negligence in the performance of its duties or observance of its covenants under this Agreement (including the Servicer's willful misconduct or negligence relating to the maintenance and custody by the Servicer, as custodian, of the RRB Property Records) or (ii) the Servicer's breach in any material respect of any of its representations or warranties in this Agreement; provided, however, that the Servicer shall not be liable for any Losses resulting from the willful misconduct or gross negligence of any such Indemnified Person; and, provided, further, that the Bondholders shall be entitled to enforce their rights and remedies against the Servicer under this solely through a cause of action brought for their benefit by the
Trustee; and, provided, further, that the Servicer shall not be liable for any Losses, regardless of when incurred, after the Bonds have been paid in full, except as provided in The Servicer shall indemnify and hold harmless the Trustee, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (each an "Indemnified Person" for purposes of Section 6.02(c) and
(d)) for, and defend and hold harmless each such Person from and against, any and all Losses imposed on, incurred by or asserted against any of such Indemnified Persons as a result of: (i) the Servicer's willful misconduct or negligence in the performance of its duties or observance of its covenants under this Agreement (including the Servicer's willful misconduct or negligence relating to the maintenance and custody by the Servicer, as custodian, of the RRB Property Records) or (ii) the Servicer's breach in any material respect of any of its representations or warranties in this Agreement; provided, however, that the Servicer shall not be liable for any Losses resulting from the willful misconduct or gross negligence of such Indemnified Person or resulting from a breach of a representation or warranty made by such Indemnified Person in any of the Basic Documents that gives rise to the Servicer's breach.. and The Servicer shall indemnify and hold harmless the Trustee, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (each an "Indemnified Person" for purposes of Section 6.02(c) and
(d)) for, and defend and hold harmless each such Person from and against, any and all Losses imposed on, incurred by or asserted against any of such Indemnified Persons as a result of: (i) the Servicer's willful misconduct or negligence in the performance of its duties or observance of its covenants under this Agreement (including the Servicer's willful misconduct or negligence relating to the maintenance and custody by the Servicer, as custodian, of the RRB Property Records) or (ii) the Servicer's breach in any material respect of any of its representations or warranties in this Agreement; provided, however, that the Servicer shall not be liable for any Losses resulting from the willful misconduct or gross negligence of such Indemnified Person or resulting from a breach of a representation or warranty made by such Indemnified Person in any of the Basic Documents that gives rise to the Servicer's breach., in the event of the termination of the rights and obligations of Public Service Company of New Hampshire (or any successor thereto pursuant to Merger or Consolidation of, or Assumption of the
Obligations of, Servicer.   Any Person (a) into which the Servicer may be
merged or consolidated, (b) which may result from any merger or consolidation to which the Servicer shall be a party or (c) which may succeed to the properties and assets of the Servicer substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Servicer hereunder, shall be the successor to the Servicer under this Agreement without further act on the part of any of the parties to this Agreement; provided, however, that (i) immediately after giving effect to such transaction, no Servicer Default and no event which, after notice or lapse of time, or both, would become a Servicer Default shall have occurred and be continuing, (ii) the Servicer shall have delivered to the Issuer and the Trustee an Officers' Certificate stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with, (iii) the Servicer shall have delivered to the Issuer and the Trustee an Opinion of Counsel stating that, in the opinion of such counsel (A) such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with and (B) either (1) all filings to be made by the Servicer, including filings with the NHPUC pursuant to the Statute and filings under the applicable Uniform Commercial Code, have been executed and filed that are necessary to preserve and protect fully the interests of the Issuer and the Trustee in the RRB Property and reciting the details of such filings or (2) no such action shall be necessary to preserve and protect such interests and (iv) the Rating Agencies shall have received prior written notice of such transaction. When any Person acquires the properties and assets of the Servicer substantially as a whole and becomes the successor to the Servicer in accordance with the terms of this then upon satisfaction of all of the other conditions of this,the Servicer shall automatically and without further notice be released from all its obligations hereunder.) as Servicer pursuant to Servicer Default. If any one of the following events (each a "Servicer Default") shall occur and be continuing:, or a resignation by such Servicer pursuant to this Agreement, such Servicer shall be deemed to be the Servicer pending appointment of a successor Servicer pursuant to Appointment of Successor.

     Section 6.03. Limitation on Liability of Servicer and Others. Except as otherwise provided under this Agreement, neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be liable to the Issuer or any other Person for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any director, officer, employee or agent of the Servicer against any liability that would otherwise be imposed by reason of willful misconduct or negligence in the performance of duties under this Agreement. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on the advice of counsel reasonably acceptable to the Trustee or on any document of any kind, prima facie properly executed and submitted by any Person, respecting any matters arising under this Agreement. Except as provided in this Agreement, the Servicer shall not be under any obligation to appear in, prosecute or defend any legal action relating to the RRB Property.

     Section 6.04.  Merger or Consolidation of, or Assumption of the
Obligations of, Servicer.   Any Person (a) into which the Servicer may be
merged or consolidated, (b) which may result from any merger or consolidation to which the Servicer shall be a party or (c) which may succeed to the properties and assets of the Servicer substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Servicer hereunder, shall be the successor to the Servicer under this Agreement without further act on the part of any of the parties to this Agreement; provided, however, that (i) immediately after giving effect to such transaction, no Servicer Default and no event which, after notice or lapse of time, or both, would become a Servicer Default shall have occurred and be continuing, (ii) the Servicer shall have delivered to the Issuer and the Trustee an Officers' Certificate stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with, (iii) the Servicer shall have delivered to the Issuer and the Trustee an Opinion of Counsel stating that, in the opinion of such counsel (A) such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with and (B) either (1) all filings to be made by the Servicer, including filings with the NHPUC pursuant to the Statute and filings under the applicable Uniform Commercial Code, have been executed and filed that are necessary to preserve and protect fully the interests of the Issuer and the Trustee in the RRB Property and reciting the details of such filings or (2) no such action shall be necessary to preserve and protect such interests and (iv) the Rating Agencies shall have received prior written notice of such transaction. When any Person acquires the properties and assets of the Servicer substantially as a whole and becomes the successor to the Servicer in accordance with the terms of this Error! Not a valid bookmark self-reference., then upon satisfaction of all of the other conditions of this Error! Not a valid bookmark self-reference., the Servicer shall automatically and without further notice be released from all its obligations hereunder.

     Section 6.05. Public Service Company of New Hampshire Not to Resign as Servicer. Subject to the provisions of Merger or Consolidation of, or
Assumption of the Obligations of, Servicer.   Any Person (a) into which the
Servicer may be merged or consolidated, (b) which may result from any merger or consolidation to which the Servicer shall be a party or (c) which may succeed to the properties and assets of the Servicer substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Servicer hereunder, shall be the successor to the Servicer under this Agreement without further act on the part of any of the parties to this Agreement; provided, however, that (i) immediately after giving effect to such transaction, no Servicer Default and no event which, after notice or lapse of time, or both, would become a Servicer Default shall have occurred and be continuing, (ii) the Servicer shall have delivered to the Issuer and the Trustee an Officers' Certificate stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with, (iii) the Servicer shall have delivered to the Issuer and the Trustee an Opinion of Counsel stating that, in the opinion of such counsel
(A) such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with and (B) either (1) all filings to be made by the Servicer, including filings with the NHPUC pursuant to the Statute and filings under the applicable Uniform Commercial Code, have been executed and filed that are necessary to preserve and protect fully the interests of the Issuer and the Trustee in the RRB Property and reciting the details of such filings or (2) no such action shall be necessary to preserve and protect such interests and (iv) the Rating Agencies shall have received prior written notice of such transaction. When any Person acquires the properties and assets of the Servicer substantially as a whole and becomes the successor to the Servicer in accordance with the terms of this then upon satisfaction of all of the other conditions of the Servicer shall automatically and without further notice be released from all its obligations hereunder., Public
Service Company of New Hampshire shall not resign from the obligations and duties hereby imposed on it as Servicer under this Agreement except upon either (a) a determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law or (b) satisfaction of the following: (i) the Rating Agency Condition shall have been satisfied (except that with respect to Moody's it shall be sufficient to provide ten days prior notice) and (ii) the NHPUC shall have approved such resignation. Notice of any such determination permitting the resignation of Public Service Company of New Hampshire shall be communicated to the Issuer, the Trustee and the Rating Agencies at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination that the performance of Public Service Company of New Hampshire's duties under this Agreement shall no longer be permissible under applicable law shall be evidenced by an Opinion of Counsel to such effect delivered by Public Service Company of New Hampshire to the Issuer and the Trustee concurrently with or promptly after such notice. No such resignation shall become effective until a successor Servicer shall have assumed the responsibilities and obligations of Public Service Company of New Hampshire in accordance with Appointment of Successor..

     Section 6.06.  Servicing Compensation.

          (a) In consideration for its services hereunder, until the Retirement of the Bonds, the Servicer shall receive an annual fee (the "Servicing Fee") in an amount equal to (i) one-quarter of one percent (0.25%) of the outstanding principal balance of the Bonds for so long as the Servicer is Public Service Company of New Hampshire or any successor Servicer that bills the RRB Charge concurrently with other charges for services or (ii) up to one and one-half percent (1.5%) of the outstanding principal balance of the Bonds for so long as the Servicer is a successor Servicer that bills the RRB Charge separately to customers (which amount shall be determined by a separate agreement between the Issuer and the Servicer). The Servicing Fee shall be payable in quarterly installments on each Payment Date. The Servicer also shall be entitled to retain as additional compensation (i) any interest earnings on RRB Charge Payments received by the Servicer and invested by the Servicer pursuant to Section 6(c) of Annex I hereto prior to remittance to the Collection Account and (ii) all late payment charges, if any, collected from customers or TPSs.

          (b) The Servicing Fee set forth in In consideration for its services hereunder, until the Retirement of the Bonds, the Servicer shall receive an annual fee (the "Servicing Fee") in an amount equal to (i) one-quarter of one percent (0.25%) of the outstanding principal balance of the Bonds for so long as the Servicer is Public Service Company of New Hampshire or any successor Servicer that bills the RRB Charge concurrently with other charges for services or (ii) up to one and one-half percent (1.5%) of the outstanding principal balance of the Bonds for so long as the Servicer is a successor Servicer that bills the RRB Charge separately to customers (which amount shall be determined by a separate agreement between the Issuer and the Servicer). The Servicing Fee shall be payable in quarterly installments on each Payment Date. The Servicer also shall be entitled to retain as additional compensation (i) any interest earnings on RRB Charge Payments received by the Servicer and invested by the Servicer pursuant to Section 6(c) of Annex I hereto prior to remittance to the Collection Account and (ii) all late payment charges, if any, collected from customers or TPSs. and expenses provided for in The Issuer shall pay all expenses incurred by the Servicer in connection with its activities hereunder (including any reasonable fees to and disbursements by accountants, counsel, or any other Person, any taxes imposed on the Servicer (other than taxes based on the Servicer's net income) and any expenses incurred in connection with reports to Bondholders, subject to the priorities set forth in Section 8.02(d) of the Indenture). shall be paid to the Servicer by the Trustee, on each Payment Date in accordance with the priorities set forth in Section 8.02(d) of the Indenture, by wire transfer of immediately available funds from the Collection Account to an account designated by the Servicer. Any portion of the Servicing Fee not paid on such date shall be added to the Servicing Fee payable on the subsequent Payment Date.

          (c) The Issuer shall pay all expenses incurred by the Servicer in connection with its activities hereunder (including any reasonable fees to and disbursements by accountants, counsel, or any other Person, any taxes imposed on the Servicer (other than taxes based on the Servicer's net income) and any expenses incurred in connection with reports to Bondholders, subject to the priorities set forth in Section 8.02(d) of the Indenture).

     Section 6.07. Compliance with Applicable Law. The Servicer covenants and agrees, in servicing the RRB Property, to comply in all material respects with all laws applicable to, and binding upon, the Servicer and relating to such RRB Property the noncompliance with which would have a material adverse effect on the value of the RRB Property; provided, however, that the foregoing is not intended to, and shall not, impose any liability on the Servicer for noncompliance with any law that the Servicer is contesting in good faith in accordance with its customary standards and procedures.

     Section 6.08. Access to Certain Records and Information Regarding RRB Property. The Servicer shall provide to the Bondholders, the Issuer and the Trustee access to the RRB Property Records in such cases where the Bondholders, the Issuer or the Trustee shall be required by applicable law to be provided access to such records. Access shall be afforded without charge, but only upon reasonable request and during normal business hours at the respective offices of the Servicer. Nothing in this Section shall affect the obligation of the Servicer to observe any applicable law (including any NHPUC Regulation) prohibiting disclosure of information regarding the customers, and the failure of the Servicer to provide access to such information as a result of such obligation shall not constitute a breach of this Section.

     Section 6.09.  Appointments.

          (a) The Servicer may at any time appoint any Person to perform all or any portion of its obligations as Servicer hereunder; provided, however, that the Rating Agency Condition shall have been satisfied in connection therewith (except that with respect to Moody's it shall be sufficient to provide ten days prior notice); and, provided, further, that the Servicer shall remain obligated and be liable under this Agreement for the servicing and administering of the RRB Property in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such Person and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the RRB Property; and, provided, further, however, that nothing herein (including the Rating Agency Condition) shall preclude the execution by the Servicer of a TPS Service Agreement with any TPS pursuant to applicable NHPUC Regulations. The fees and expenses of any such Person shall be as agreed between the Servicer and such Person from time to time and none of the Issuer, the Trustee, the Bondholders or any other Person shall have any responsibility therefor or right or claim thereto. Any such appointment shall not constitute a Servicer resignation under Public Service Company of New Hampshire Not to Resign as Servicer. Subject to the provisions of Merger
or Consolidation of, or Assumption of the Obligations of, Servicer.   Any
Person (a) into which the Servicer may be merged or consolidated, (b) which may result from any merger or consolidation to which the Servicer shall be a party or (c) which may succeed to the properties and assets of the Servicer substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Servicer hereunder, shall be the successor to the Servicer under this Agreement without further act on the part of any of the parties to this Agreement; provided, however, that (i) immediately after giving effect to such transaction, no Servicer Default and no event which, after notice or lapse of time, or both, would become a Servicer Default shall have occurred and be continuing, (ii) the Servicer shall have delivered to the Issuer and the Trustee an Officers' Certificate stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with, (iii) the Servicer shall have delivered to the Issuer and the Trustee an Opinion of Counsel stating that, in the opinion of such counsel (A) such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with and (B) either (1) all filings to be made by the Servicer, including filings with the NHPUC pursuant to the Statute and filings under the applicable Uniform Commercial Code, have been executed and filed that are necessary to preserve and protect fully the interests of the Issuer and the Trustee in the RRB Property and reciting the details of such filings or (2) no such action shall be necessary to preserve and protect such interests and
(iv) the Rating Agencies shall have received prior written notice of such transaction. When any Person acquires the properties and assets of the Servicer substantially as a whole and becomes the successor to the Servicer in accordance with the terms of this, then upon satisfaction of all of the other conditions of this the Servicer shall automatically and without further notice be released from all its obligations hereunder, Public Service Company of New Hampshire shall not resign from the obligations and duties hereby imposed on it as Servicer under this Agreement except upon either (a) a determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law or (b) satisfaction of the following: (i) the Rating Agency Condition shall have been satisfied (except that with respect to Moody's it shall be sufficient to provide ten days prior notice) and (ii) the NHPUC shall have approved such resignation. Notice of any such determination permitting the resignation of Public Service Company of New Hampshire shall be communicated to the Issuer, the Trustee and the Rating Agencies at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination that the performance of Public Service Company of New Hampshire's duties under this Agreement shall no longer be permissible under applicable law shall be evidenced by an Opinion of Counsel to such effect delivered by Public Service Company of New Hampshire to the Issuer and the Trustee concurrently with or promptly after such notice. No such resignation shall become effective until a successor Servicer shall have assumed the responsibilities and obligations of Public Service Company of New Hampshire in accordance with Appointment of Successor.

          (b) The Servicer has no employees. Therefore, in carrying out the foregoing duties or any of its other obligations under this Agreement, the Servicer may enter into transactions with or otherwise deal with any of its Affiliates to obtain the services of employees of such Affiliates as is its current practice; provided, however, that the terms of any such transactions or dealings shall be no less favorable to the Issuer than would be available from unaffiliated parties or that would be available if the Servicer were to hire its own employees to perform such services.

     Section 6.10. No Servicer Advances. The Servicer shall not make any advances of interest on or principal of the Bonds.

     Section 6.11. Maintenance of Operations. The Servicer agrees to continue to operate its distribution system to provide service to its customers so long as it is acting as the Servicer under this Agreement.

                                  ARTICLE 7

                                   DEFAULT

     Section 7.01. Servicer Default. If any one of the following events (each a "Servicer Default") shall occur and be continuing:

          (a) any failure by the Servicer to remit to the Collection Account on behalf of the Issuer any required Remittance that shall continue unremedied for a period of five (5) Business Days after written notice of such failure is received by the Servicer from the Issuer or the Trustee; or

          (b) any failure on the part of the Servicer duly to observe or to perform in any material respect any other covenants or agreements of the Servicer set forth in this Agreement, which failure shall (a) materially and adversely affect the rights of the Bondholders and (ii) continue unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to the Servicer by the Issuer or (B) to the Servicer by the Trustee or by the Holders of Bonds evidencing not less than 25 percent of the Outstanding Amount of the Bonds; or

          (c) any representation or warranty made by the Servicer in this Agreement shall prove to have been incorrect in any material respect when made, which has a material adverse effect on the Bondholders and which material adverse effect continues unremedied for a period of 60 days after written notice of such failure is received by the Servicer from the Issuer or the Trustee; or

          (d)  an Insolvency Event occurs with respect to the Servicer;

then, and in each and every case, so long as the Servicer Default shall not have been remedied, either the Trustee, or the Holders of Bonds evidencing not less than 25 percent of the Outstanding Amount of the Bonds, by notice then given in writing to the Servicer (and to the Trustee if given by the Bondholders) (a "Termination Notice") may terminate all the rights and obligations (other than the obligations set forth in Indemnities of Servicer.) of the Servicer under this Agreement. In addition, upon a Servicer Default described in any failure by the Servicer to remit to the Collection Account on behalf of the Issuer any required Remittance that shall continue unremedied for a period of five (5) Business Days after written notice of such failure is received by the Servicer from the Issuer or the Trustee; or, each of the following shall be entitled to apply to the NHPUC for sequestration and payment of revenues arising with respect to the RRB Property in accordance with RSA 369-B:7, VI and VIII: (1) the Bondholders or the Trustee; (2) the Issuer or its assignees; or (3) pledgees or transferees of the RRB Property. On or after the receipt by the Servicer of a Termination Notice, and subject to the approval of the NHPUC, all authority and power of the Servicer under this Agreement, whether with respect to the Bonds, the RRB Property, the RRB Charge or otherwise, shall, without further action, pass to and be vested in such successor Servicer as may be appointed under Appointment of Successor.; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such Termination Notice, whether to complete the transfer of the RRB Property Records and related documents, or otherwise. The predecessor Servicer shall cooperate with the successor Servicer, the Issuer and the Trustee in effecting the termination of the responsibilities and rights of the predecessor Servicer under this Agreement, including the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held by the predecessor Servicer for remittance, or shall thereafter be received by it with respect to the RRB Property or the RRB Charge. In case a successor Servicer is appointed as a result of a Servicer Default, all reasonable costs and expenses (including reasonable attorneys' fees and expenses) incurred in connection with transferring the RRB Property Records to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses. All other reasonable costs and expenses incurred in transferring servicing responsibilities to a successor servicer shall constitute Operating Expenses of the Issuer.

     Section 7.02.  Appointment of Successor.

          (a) Upon the Servicer's receipt of a Termination Notice pursuant to Servicer Default. If any one of the following events (each a "Servicer Default") shall occur and be continuing: or the Servicer's resignation or removal in accordance with the terms of this Agreement, the predecessor Servicer shall continue to perform its functions as Servicer under this Agreement, and shall be entitled to receive the requisite portion of the Servicing Fee and reimbursement of expenses as provided herein, until a successor Servicer shall have assumed in writing the obligations of the Servicer hereunder as described below. In the event of the Servicer's termination hereunder, the Issuer shall appoint, subject to the approval of the NHPUC, a successor Servicer with the Trustee's prior written consent thereto (which consent shall not be unreasonably withheld), and the successor Servicer shall accept its appointment by a written assumption in form reasonably acceptable to the Issuer and the Trustee. If within 30 days after the delivery of the Termination Notice, the Issuer shall not have obtained such a new Servicer, the Trustee may appoint (subject to the approval of the NHPUC) or petition the NHPUC or a court of competent jurisdiction to appoint a successor Servicer under this Agreement. A Person shall qualify as a successor Servicer only if (i) such Person is permitted under NHPUC Regulations to perform the duties of the Servicer, (ii) the Rating Agency Condition shall have been satisfied and (iii) such Person assumes in writing the obligations of the Servicer hereunder or enters into a servicing agreement with the Issuer having substantially the same provisions as this Agreement.

          (b) Upon appointment, the successor Servicer shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto placed on the predecessor Servicer and shall be entitled to the Servicing Fee and all the rights granted to the predecessor Servicer by the terms and provisions of this Agreement.

     Section 7.03. Waiver of Past Defaults. The Holders of Bonds evidencing not less than a majority of the Outstanding Amount of the Bonds may, on behalf of all Bondholders, waive in writing any default by the Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required Remittances to the Collection Account in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement.
No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

     Section 7.04. Notice of Servicer Default. The Servicer shall deliver to the Issuer, the Trustee and the Rating Agencies, promptly after any of its Responsible Officers having obtained actual knowledge thereof, but in no event later than five Business Days thereafter, written notice in an Officers' Certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Default under any failure by the Servicer to remit to the Collection Account on behalf of the Issuer any required Remittance that shall continue unremedied for a period of five (5) Business Days after written notice of such failure is received by the Servicer from the Issuer or the Trustee; or or any failure on the part of the Servicer duly to observe or to perform in any material respect any other covenants or agreements of the Servicer set forth in this Agreement, which failure shall (a) materially and adversely affect the rights of the Bondholders and (ii) continue unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to the Servicer by the Issuer or (B) to the Servicer by the Trustee or by the Holders of Bonds evidencing not less than 25 percent of the Outstanding Amount of the Bonds; or.

                                  ARTICLE 8

                          MISCELLANEOUS PROVISIONS

     Section 8.01.  Amendment.

          (a) This Agreement may be amended in writing by the Servicer and the Issuer with ten Business Days' prior written notice given to the Rating Agencies and the prior written consent of the Trustee (which consent shall not be unreasonably withheld), but without the consent of any of the Bondholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Bondholders; provided, however, that such action shall not, as evidenced by an Officer's Certificate delivered to the Issuer and the Trustee, adversely affect in any material respect the interests of any Bondholder.

          (b) This Agreement may also be amended in writing from time to time by the Servicer and the Issuer with ten Business Days' prior written notice given to the Rating Agencies and the prior written consent of the Trustee (which consent shall not be unreasonably withheld) and the prior written consent of the Holders of Bonds evidencing not less than a majority of the Outstanding Amount of the Bonds, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Bondholders; provided, however, that any amendment of the provisions of
Periodic Adjustments.   From time to time, until the Retirement of the Bonds,
the Servicer shall identify the need for Periodic Adjustments and shall take all reasonable action to obtain and implement such Periodic Adjustments, all in accordance with the following: or Remittances. shall satisfy the Rating Agency Condition.

          (c) If the written consent of Bondholders is required in connection with an amendment hereof, approval by Bondholders of the substance of any proposed amendment or consent shall constitute sufficient consent of the Bondholders pursuant to this Section, and it shall not be necessary that Bondholders approve of the particular form of any amendment or consent.

          (d) Promptly after the execution thereof, the Issuer shall provide each of the Rating Agencies with a copy of any amendment to this Agreement.

          (e) Prior to its consent to any amendment to this Agreement, the Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that such amendment is authorized or permitted by this Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement or otherwise.

     Section 8.02.  Maintenance of Accounts and Records.

          (a) The Servicer shall maintain accounts and records as to the RRB Property accurately and in accordance with its standard accounting procedures.

          (b) The Servicer shall permit the Issuer and the Trustee and its agents at any time during normal business hours, upon reasonable notice to the Servicer and to the extent it does not unreasonably interfere with the Servicer's normal operations, to inspect, audit and make copies of and abstracts from the Servicer's records regarding the RRB Property and the RRB Charge. Nothing in this shall affect the obligation of the Servicer to observe any applicable law (including any NHPUC Regulation) prohibiting disclosure of information regarding the customers, and the failure of the Servicer to provide access to such information as a result of such obligation shall not constitute a breach.

     Section 8.03.  Notices.   Unless otherwise specifically provided herein,
all notices, directions, consents and waivers required under the terms and provisions of this Agreement shall be in English and in writing, and any such notice, direction, consent or waiver may be given by United States mail, courier service, facsimile transmission or electronic mail (confirmed by telephone, United States mail or courier service in the case of notice by facsimile transmission or electronic mail) or any other customary means of communication, and any such notice, direction, consent or waiver shall be effective when delivered, or if mailed, three days after deposit in the United States mail with proper postage for ordinary mail prepaid:

          (a)  if to the Servicer, to

                    Public Service Company of New Hampshire
                    1000 Elm Street
                    Manchester, NH  03105
                    Facsimile:     (860) 665-5457
                    Telephone:     (860) 665-3258
                    E-Mail:   shoopra@nu.com (email)

                    with a copy to:

                    Public Service Company of New Hampshire
                    c/o Northeast Utilities Service Company

                    if by U.S. Mail:

                    P.O. Box 270
                    Hartford, CT  06141-0270

                    if by courier:

                    107 Selden Street
                    Berlin, CT  06037

                    Attention:  Assistant Treasurer - Finance
                    Facsimile:     (860) 665-5457
                    Telephone:     (860) 665-3258
                    E-Mail:   shoopra@nu.com

          (b)  if to the Issuer, to

                    PSNH Funding LLC
                    c/o Public Service Company of New Hampshire
                    1000 Elm Street
                    Manchester, NH 03105
                    Facsimile:     (860) 665-5457
                    Telephone:     (860) 665-3258
                    E-Mail:   shoopra@nu.com (email)

                    with a copy to:

                    Public Service Company of New Hampshire
                    c/o Northeast Utilities Service Company

                    if by U.S. Mail:

                    P.O. Box 270
                    Hartford, CT  06141-0270

                    if by courier:

                    107 Selden Street
                    Berlin, CT  06037

                    Attention:  Assistant Treasurer - Finance
                    Facsimile:     (860) 665-5457
                    Telephone:     (860) 665-3258
                    E-Mail:   shoopra@nu.com

          (c)  if to the Trustee, to

                    The Bank of New York
                    101 Barclay Street
                    Floor 12 East
                    New York, NY 10286
                    Attention: ABS Unit
                    Facsimile:     (212) 815-5563
                    Telephone:     (212) 815-5368

          (d)   if to Moody's, to

                    Moody's Investors Service, Inc.
                    99 Church Street
                    New York, NY 10007
                    Attention:  ABS Monitoring Department
                    Facsimile:     (212) 553-0573
                    Telephone:     (212) 553-3686

          (e)  if to S&P, to

                    Standard & Poor's
                    55 Water Street, 41st Floor
                    New York, NY 10041
                    Attention:  Asset Backed Surveillance Department
                    Facsimile:     (212) 438-2664
                    Telephone:     (212) 438-2000

          (f)  if to Fitch, to

                    Fitch, Inc.
                    One State Street Plaza
                    New York, NY 10004
                    Attention:  ABS Surveillance
                    Facsimile:     (212) 514-9879
                    Telephone:     (212) 908-0500
                    E-mail:        surv@fitchratings.com

          (g) as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

     Section 8.04. Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Merger or Consolidation of, or
Assumption of the Obligations of, Servicer.   Any Person (a) into which the
Servicer may be merged or consolidated, (b) which may result from any merger or consolidation to which the Servicer shall be a party or (c) which may succeed to the properties and assets of the Servicer substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Servicer hereunder, shall be the successor to the Servicer under this Agreement without further act on the part of any of the parties to this Agreement; provided, however, that (i) immediately after giving effect to such transaction, no Servicer Default and no event which, after notice or lapse of time, or both, would become a Servicer Default shall have occurred and be continuing, (ii) the Servicer shall have delivered to the Issuer and the Trustee an Officers' Certificate stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with, (iii) the Servicer shall have delivered to the Issuer and the Trustee an Opinion of Counsel stating that, in the opinion of such counsel
(A) such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with and (B) either (1) all filings to be made by the Servicer, including filings with the NHPUC pursuant to the Statute and filings under the applicable Uniform Commercial Code, have been executed and filed that are necessary to preserve and protect fully the interests of the Issuer and the Trustee in the RRB Property and reciting the details of such filings or (2) no such action shall be necessary to preserve and protect such interests and (iv) the Rating Agencies shall have received prior written notice of such transaction. When any Person acquires the properties and assets of the Servicer substantially as a whole and becomes the successor to the Servicer in accordance with the terms then upon satisfaction of all of the other conditions of the this, Servicer shall automatically and without further notice be released from all its obligations hereunder. and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Servicer.

     Section 8.05. Limitations on Rights of Third Parties. The provisions of this Agreement are solely for the benefit of the Servicer, the Issuer, the Bondholders, the Trustee, the State of New Hampshire, the Treasurer of the State of New Hampshire, agencies of the State of New Hampshire and the other Persons expressly referred to herein and such Persons shall have the right to enforce the relevant provisions of this Agreement, except that the Bondholders shall be entitled to enforce their rights against the Servicer under this Agreement solely through a cause of action brought for their benefit by the Trustee. Nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the RRB Property or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

     Section 8.06. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 8.07. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 8.08. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     Section 8.09. Governing Law. This Agreement shall be construed in accordance with the substantive laws of the State of New Hampshire, without giving effect to its conflict of law or other principles that would cause the application of the laws of another jurisdiction, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     Section 8.10. Assignment to Trustee. The Servicer hereby acknowledges and consents to the collateral assignment or pledge of, or grant of a security interest in, any or all of the Issuer's rights and obligations hereunder to the Trustee for the benefit of the holders of the Bonds.

     Section 8.11. Nonpetition Covenants. Notwithstanding any prior termination of this Agreement or the Indenture, but subject to the NHPUC's right to order the sequestration and payment of revenues arising with respect to the RRB Property notwithstanding any bankruptcy, reorganization or other insolvency proceedings with respect to the debtor, pledgor or transferor of the RRB Property pursuant to RSA 369-B:7, VI and RSA 369-B:7, VIII, the Servicer shall not, prior to the date which is one year and one day after the termination of the Indenture with respect to the Issuer, petition or otherwise invoke or cause the Issuer to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of the property of the Issuer, or ordering the winding up or liquidation of the affairs of the Issuer.



                [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



     IN WITNESS WHEREOF, the parties hereto have caused this Servicing Agreement to be duly executed by their respective officers as of the day and year first above written.


                              PSNH FUNDING LLC,
                              Issuer


                              By: /s/ Randy A. Shoop
                                Name:     Randy A. Shoop
                                Title:    President


                              PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE,
                              Servicer


                              By: /s/ Randy A. Shoop
                                Name: Randy A. Shoop
                                Title:    Assistant Treasurer - Finance


                                  EXHIBIT A

                          CERTIFICATE OF COMPLIANCE

     The undersigned hereby certifies that he/she is the duly elected and acting [________] of Public Service Company of New Hampshire, as servicer (the "Servicer") under the Servicing Agreement, dated as of April 25, 2001 (the "Servicing Agreement"), between the Servicer and PSNH Funding LLC (the "Issuer"), and further certifies on behalf of the Servicer that:

     1. A review of the activities of the Servicer and of its performance under the Servicing Agreement during the __________ months ended December 31, 20[_] has been made under the supervision of the undersigned pursuant to
Section 3.03 of the Servicing Agreement; and

     2. To the undersigned's knowledge, based on such review, the Servicer has fulfilled all of its material obligations in all material respects under the Servicing Agreement throughout the __________ months ended December 31, 20[_], except as listed on Annex A hereto.

     Executed as of this _______ day of ___________, 20__ .


                              PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE,
                              Servicer


                              By:_____________________________________
                                Name:
                                Title:

                            ANNEX A TO EXHIBIT A

                          LIST OF SERVICER DEFAULTS


Nature of Default                Status



                                  EXHIBIT B

                       FORM OF ROUTINE TRUE-UP LETTER

                                   [date]

ADVICE

NEW HAMPSHIRE PUBLIC UTILITIES COMMISSION (THE "COMMISSION")

SUBJECT:  Periodic RRB Charge True-Up Mechanism Advice Filing

Pursuant to the order of the Commission, DE 99-099 , issued on September 8, 2000 (Order No. 23,550) (the "Finance Order"), Public Service Company of New Hampshire ("PSNH"), as servicer of the RRBs or any successor Servicer and on behalf of the RRB trustee as assignee of the special purpose entity (the "SPE"), shall apply for adjustment to the RRB Charge not later than 30 days prior to each semiannual anniversary of the RRB transaction closing and at such additional intervals, if necessary, as may be provided for in the Finance Order. Any capitalized terms not defined herein shall have the meanings ascribed thereto in the Finance Order.

PURPOSE

This filing establishes the revised RRB Charge to be assessed and collected from retail users of PSNH's distribution system within PSNH's service territory, whether or not energy is purchased from PSNH or third party supplier, and whether or not such distribution system is being operated by PSNH or a successor distribution company. The RRB Charge is a usage-based component of the stranded cost recovery charge on each retail user's monthly bill until the Total RRB Payment Requirements are discharged in full. In the Finance Order, the Commission authorized PSNH to file Routine True-Up Letters not later than 30 days prior to each semiannual anniversary of the RRB transaction closing and at such additional intervals, if necessary, as may be provided for in the Finance Order. The purpose of such filings and resulting adjusted RRB Charges is to ensure the timely recovery of revenues sufficient to provide for the payment of an amount equal to the sum of the Periodic RRB Payment Requirements for the upcoming period, which may include indemnity obligations of the SPE in the RRB transaction documents for SPE officers and directors, trustee fees and other liabilities of the SPE.

Using the methodology approved by the Commission in the Finance Order, this filing modifies the variables used in the RRB Charge calculation and provides the resulting modified RRB Charge. Table I shows the revised assumptions for each of the variables used in calculating the RRB Charge for customers. The assumptions underlying the current RRB Charges were filed in an Issuance Advice Letter, dated ______________.

Table I below shows the current assumptions for each of the variables used in the RRB Charge calculation.



                                   TABLE I
                         INPUT VALUES FOR RRB CHARGE

Forecasted retail kWh sales for the period:
  January:________________________
  February:________________________
  March:________________________
  April:________________________
  May:________________________
  June:________________________
  July:________________________
  August:________________________
  September:________________________
  October:________________________
  November:________________________
  December:________________________
Percent of billed amounts expected to be charged-off:________
Weighted average days sales outstanding:_____
   (calculated as follows)

     Percent of billed amounts collected in current month:_____
     Percent of billed amounts collected in second month after billing:_____ Percent of billed amounts collected in third month after billing:_____ Percent of billed amounts collected in fourth month after billing:_____ Percent of billed amounts collected in fifth month after billing:_____
Forecasted ongoing interest and transaction expenses (including any already accrued but unpaid for the period):_____
Current Interest Reserve Subaccount balance:______
Scheduled Interest Reserve Subaccount balance at the end of the period:______ Current Overcollateralization Subaccount balance:______
Scheduled Overcollateralization Subaccount balance at the end of the period:______
Current Capital Subaccount balance:______
Initial Capital Subaccount balance:______
Current RRB outstanding balance:_____
Scheduled RRB outstanding balance at the end of the period:______
Current Reserve Subaccount balance:______


The adjusted RRB Charge calculated for retail users is as follows:____ /kWh


EFFECTIVE DATE

In accordance with the Finance Order, Routine True-Up Letters for semiannual RRB Charge adjustments shall be filed not later than 30 days prior to each semiannual anniversary of the RRB transaction closing, with the resulting upward or downward adjustments to the RRB Charge to be effective - absent manifest error in the Routine True-Up Letters - on the ensuing semiannual anniversary. In accordance with the Finance Order, Routine True-Up Letters may also be filed as frequently as monthly, with the resulting upward or downward adjustments to the RRB Charge to be effective - absent manifest error in the Routine True-Up Letters - immediately upon the filing of the on the Routine True-Up Letters. No approval by the Commission is required. Therefore, these RRB Charges shall be effective as of ___________.

NOTICE

Copies of this filing are being furnished to the parties on the attached service list. Notice to the public is hereby given by filing and keeping this filing open for public inspection at PSNH's corporate headquarters.

Enclosures



                                  EXHIBIT C
                    FORM OF MONTHLY SERVICER CERTIFICATE

     Pursuant to Section 4.01(d)(2) of the Servicing Agreement, dated as of April 25, 2001 (the "Agreement"), between Public Service Company of New Hampshire, as servicer (the "Servicer"), and PSNH Funding LLC, the Servicer does hereby certify as follows:

     Capitalized terms used herein have their respective meanings as set forth in the Agreement.

For the Monthly Period:_____________

1.   Billings:
a)   Monthly kWh Consumption:
b)   Applicable RRB Charge:
c)   Total RRB Charge Amount Billed this Month:
d)   Cumulative RRB Charge Amount Billed this
     Remittance Period:
2.   Remittances:
a)   Total Amount Remitted this Month:
b)   Cumulative Amount Remitted this Remittance Period:
c) "RRB %" (calculated in accordance with Annex II to the Agreement) for this Remittance Period:
3.   Draws on Subaccounts:
a)   Reserve Subaccount Draw Amount this Month:
b)   Cumulative Reserve Subaccount Draw Amount this
     Remittance Period (net of funding):
c)   Overcollateralization Subaccount Draw Amount this
     Month:
d)   Cumulative Overcollateralization Subaccount Draw
     Amount this Remittance Period (net of funding):
e)   Capital Subaccount Draw Amount this Month:
f)   Cumulative Capital Subaccount Draw Amount this
     Remittance Period (net of funding):
g)   Interest Reserve Subaccount Draw Amount this
     Month:
h) Cumulative Interest Reserve Subaccount Draw Amount this Remittance Period (net of funding):
i)   Servicer Advance Subaccount Draw Amount this
     Month:
j) Cumulative Servicer Advance Subaccount Draw Amount this Remittance Period:




     Executed as of this _____________ day of ___________.

                              PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE,
                              Servicer


                              By:_____________________________________
                                Name:
                                Title:


                                  EXHIBIT D

                   FORM OF QUARTERLY SERVICER CERTIFICATE


     Pursuant to Section 4.01(d)(3) of the Servicing Agreement, dated as of April 25, 2001 (the "Agreement"), between Public Service Company of New Hampshire, as servicer (the "Servicer"), and PSNH Funding LLC, the Servicer does hereby certify, for the current Payment Date (__________, __ 20[ ]) (the "Current Payment Date"), as follows:

     Capitalized terms used herein have their respective meanings as set forth in the Agreement. References herein to certain sections and subsections are references to the respective sections of the Agreement.

1. RRB Charge Collections and Aggregate Amounts Available for the Current Payment Date:

   i.     Amount Remitted [Month] [Year]
   ii.    Amount Remitted [Month] [Year]
   iii.   Amount Remitted [Month] [Year]
   iv.    Amount Remitted [Month] [Year]
   v.     Amount Remitted [Month] [Year]
   vi.    Amount Remitted [Month] [Year]
   vii.   Amount Remitted [Month] [Year]
   viii.  Amount Remitted [Month] [Year]
   ix.    Total Amount Remitted for this Period (sum of
          i. through viii. above):
   x.     Net Earnings on Collection Account:
   xi.    Expenses Paid to Date:
   xii    General Subaccount Balance (sum of ix. and x.
          above minus xi.):
   xiii.  Reserve Subaccount Balance
   xiv    Overcollateralization Subaccount Balance
   xv.    Capital Subaccount Balance
   xvi    Interest Reserve Subaccount Balance
   xvii   Servicer Advance Subaccount Balance
   xviii  Collection Account Balance (sum of xii.
          through xvii. above):

2.  Outstanding Principal Balance as of Prior Payment
    Date by Tranche:

   i.   Class A-1 Principal Balance Outstanding Bond:
   ii.  Class A-2 Principal Balance Outstanding Bond:
   iii  Class A-3 Principal Balance Outstanding Bond:
   iv.  Total Bond Principal Balance:

3.  Required Funding/Payments as of Current Payment
    Date

   a)  Projected Principal Balances and Payments

                               Projected    Quarterly
                               Principal    Principal
                                Balance        Due

      i.   Class A-1 Bond
      ii.  Class A-2 Bond
      iii. Class A-3 Bond
      iv.  Total Projected
           Principal Amount:

   b)  Required Interest Payments


                                 Bond        Days in    Interest
                               Interest    Applicable     Due
                                 Rate        Period

      i.   Class A-1 Bond
      ii.  Class A-2 Bond
      iii. Class A-3 Bond
      iv.  Total Required
           Interest Amount:

   c)  Projected Subaccount Payments and Levels


                                     Subaccount    Projected   Funding
                                                     Level     Required

      i    Interest Reserve
           Subaccount:
      ii   Capital
           Subaccount:
      iii  Overcollateralization
           Subaccount:
      iv.  Servicer Advance                                       N/A
           Subaccount:
      v.   Total Subaccount
           Payments and
           Levels:

4. Allocation of Remittances as of Current Payment Date Pursuant to Section 8.02(d) of Indenture:

   a)  Quarterly Expenses

      Net Expense Amount (Payable on Current Payment Date)

      i.  Trustee Fees and Expenses:
      ii. Quarterly Servicing Fee:
      iii Quarterly Administration Fee:
      iv  Operating Expenses (subject to $100,000
          cap):
      v.  Total Expenses:

   b)  Quarterly Interest


                                     Per $1000 of     Aggregate
                                       Original       Principal
                                                       Amount

      i.  Class A-1 Bond
      ii  Class A-2 Bond
      iii Class A-3 Bond
      iv. Total Quarterly
          Interest:

   c)  Quarterly Principal


                                     Per $1000 of     Aggregate
                                       Original       Principal
                                                       Amount

      i.   Class A-1 Bond
      ii   Class A-2 Bond
      iii  Class A-3 Bond
      iv   Total Quarterly
           Principal:

   d)  Other Payments


      i.  Operating Expenses (in
          excess of $100,000):
      ii  Funding of Interest
          Reserve Subaccount (to
          required level):
      iii Funding of Capital
          Subaccount (to required
          amount):
      iv  Funding of
          Overcollateralization
          Subaccount (to required
          level):
      v.  Deposits to Reserve
          Subaccount:
      vi. Interest earnings on
          Capital Subaccount
          Released to Issuer:
      vii Interest earnings on
          Servicer Advance
          Subaccount Released to
          Issuer:

      viiiOperating Expenses Paid
          From Servicer Advance
          Subaccount at Request of
          Servicer:

   e)  Aggregate Payments Pursuant to Section 8.02(d)(i) of
       Indenture

      i.  To Trustee:
      ii  To other Persons
          indemnified under
          Indenture or Fee and
          Indemnity Agreement:

5. Outstanding Principal Balance and Collection Account Balance as of Current Payment Date (after giving effect to payments to be made on such distribution date):

   a)  Principal Balance Outstanding:

      i.   Class A-1 Principal Balance Outstanding
           Bond:
      ii   Class A-2 Principal Balance Outstanding
           Bond:
      iii  Class A-3 Principal Balance Outstanding
           Bond:
      iv.  Total Bond Principal Balance:


   b)  Collection Account Balances Outstanding:

      i.  Interest Reserve Subaccount:
      ii  Capital Subaccount:
      .
      ii  Overcollateralization Subaccount:
      i.
      iv  Reserve Subaccount:
      .
      v.  Servicer Advance Subaccount
      vi  Total Subaccount Amount:
      .

6. Subaccount Draws as of Current Payment Date (if applicable, pursuant to Section 8.02(e) or 8.02(j) of Indenture):

      i.  Interest Reserve Subaccount:

      ii  Capital Subaccount:
      iii  Overcollateralization Subaccount:
      iv  Reserve Subaccount:
      v.  Servicer Advance Subaccount:
      vi  Total Subaccount Draws:

7.  Shortfalls in Interest and Principal Payments as of Current
  Payment Date (if applicable):

   a)  Quarterly Interest Shortfall

      i   Class A-1 Bond
      ii  Class A-2 Bond
      iii Class A-3 Bond
      iv  Total Quarterly Interest Shortfall:


   b)  Quarterly Principal Shortfall

      i   Class A-1 Bond
      ii  Class A-2 Bond
      iii Class A-3 Bond
      iv  Total Quarterly Principal Shortfall:

8  Shortfalls in Required Subaccount Levels as of Current
   Distribution Date:

      i    Interest Reserve Subaccount
      ii   Capital Subaccount
      iii  Overcollateralization Subaccount:
      iv   Total Subaccount Shortfalls:

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Quarterly Servicer Certificate this ___ day of ____, ____.


                              PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE,
                              Servicer


                              By:_____________________________________
                                Name:
                                Title:

                              SCHEDULE 4.01(a)

                       Expected Amortization Schedule

Outstanding
 Principal
   Amount
                 Class         Class        Class
Payment Date      A-1           A-2          A-3
  Closing     $75,211,483  $214,649,395  $235,139,122
  11/1/01     57,592,606    214,649,395  235,139,122
   2/1/02     43,797,063    214,649,395  235,139,122
   5/1/02     28,368,117    214,649,395  235,139,122
   8/1/02     20,697,824    214,649,395  235,139,122
  11/1/02     14,392,034    214,649,395  235,139,122
   2/1/03      7,780,415    214,649,395  235,139,122
   5/1/03         (0)       214,649,395  235,139,122
   8/1/03          0        206,917,868  235,139,122
  11/1/03          0        197,869,570  235,139,122
   2/1/04          0        189,598,432  235,139,122
   5/1/04          0        180,590,351  235,139,122
   8/1/04          0        172,246,415  235,139,122
  11/1/04          0        162,796,874  235,139,122
   2/1/05          0        154,148,908  235,139,122
   5/1/05          0        144,473,833  235,139,122
   8/1/05          0        135,568,653  235,139,122
  11/1/05          0        125,605,470  235,139,122
   2/1/06          0        116,266,274  235,139,122
   5/1/06          0        106,175,553  235,139,122
   8/1/06          0        96,723,253   235,139,122
  11/1/06          0        86,167,370   235,139,122
   2/1/07          0        76,211,779   235,139,122
   5/1/07          0        65,563,711   235,139,122
   8/1/07          0        55,515,784   235,139,122
  11/1/07          0        44,346,853   235,139,122
   2/1/08          0        33,748,007   235,139,122
   5/1/08          0        22,498,547   235,139,122
   8/1/08          0        11,818,671   235,139,122
  11/1/08          0             0       235,139,122
   2/1/09          0             0       223,861,093
   5/1/09          0             0       211,970,981
   8/1/09          0             0       200,623,964
  11/1/09          0             0       188,113,319
   2/1/10          0             0       176,150,999
   5/1/10          0             0       163,545,614
   8/1/10          0             0       151,478,734
  11/1/10          0             0       138,246,734
   2/1/11          0             0       125,549,313
   5/1/11          0             0       112,194,918
   8/1/11          0             0        99,366,197
  11/1/11          0             0        85,367,758
   2/1/12          0             0        71,905,110
   5/1/12          0             0        57,742,177
   8/1/12          0             0        44,103,087
  11/1/12          0             0        29,294,415
   2/1/13          0             0        14,974,162
   5/1/13          0             0            0






                                   ANNEX I


                            SERVICING PROCEDURES

     The Servicer agrees to comply with the following servicing procedures:

     SECTION 1.  DEFINITIONS

     (a) Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Agreement.

     (b) Whenever used in this Annex I, the following words and phrases shall have the following meanings:

     "Billed RRB Charges" means the dollar amounts billed to customers or the Applicable TPS in respect of the RRB Charge, whether billed to customers or the Applicable TPS by the Servicer or to customers by a TPS pursuant to a TPS Service Agreement.

     "Servicer Policies and Practices" means, with respect to the Servicer's duties under this Annex I, the policies and practices of the Servicer applicable to such duties that the Servicer follows with respect to comparable assets that it services for itself or others, as in effect from time to time and in accordance with NHPUC Regulations. The Servicer shall provide ten days' prior written notice to the Rating Agencies of any amendment to the Servicer Policies and Practices that would adversely affect in any material respect the Bondholders.

     SECTION 2.  DATA ACQUISITION

     (a) Installation and Maintenance of Meters. Except to the extent that a TPS is responsible for such services pursuant to a TPS Service Agreement, the Servicer shall cause to be installed, replaced and maintained meters in accordance with the Servicer Policies and Practices.

     (b) Meter Reading. In accordance with the Servicer Policies and Practices, the Servicer shall obtain usage measurements for each customer; provided, however, that the Servicer may determine any customer's usage on the basis of estimates in accordance with applicable NHPUC Regulations; and, provided, further, that the Servicer may obtain usage measurements from the Applicable TPS for customers receiving meter reading services from such TPS if the applicable TPS Service Agreement so provides.

     (c) Cost of Metering. The Issuer shall not be obligated to pay any costs associated with the metering duties set forth in this Section 2, including the costs of installing, replacing and maintaining meters, nor shall the Issuer be entitled to any credit against the Servicing Fee for any cost savings realized by the Servicer or any TPS as a result of new metering and/or billing technologies.

     SECTION 3.  USAGE AND BILL CALCULATION

     The Servicer shall obtain a calculation of each customer's usage (which may be based on data obtained from such customer's meter read or on usage estimates determined in accordance with applicable NHPUC Regulations) in accordance with the Servicer Policies and Practices and shall determine therefrom Billed RRB Charges; provided, however, that in the case of customers served by a TPS pursuant to a TPS Service Agreement, the Servicer may obtain usage measurements from the Applicable TPS for customers receiving meter reading services from such TPS if the applicable TPS Service Agreement so provides and shall determine therefrom Billed RRB Charges.

     SECTION 4.  BILLING

     (a) The Servicer shall implement the RRB Charge as of the Closing Date and shall thereafter bill each customer or the Applicable TPS for each customer's Billed RRB Charges in accordance with the provisions of this
Section 4.

     (b) Frequency of Bills; Billing Practices. In accordance with the Servicer Policies and Practices, the Servicer shall generate and issue a Bill to each customer, or, in the case of a customer who is being billed by a TPS, to the Applicable TPS with respect to such customer's Billed RRB Charges. In the event that the Servicer makes any material modification to the Servicer Policies and Practices, it shall notify the Issuer, the Trustee and the Rating Agencies as soon as practicable, and in no event later than 60 Servicer Business Days after such modification goes into effect; provided, however, that the Servicer may not make any modification that will materially adversely affect the Bondholders.

     (c)  Format.

          (i) Each Bill to a customer shall contain a stranded cost recovery charge that shall include the RRB Charge owed by such customer for the applicable billing period.

          (ii) Each Bill in which the stranded cost recovery charge is listed as a line item shall contain a statement (as a footnote) to the effect that all or a portion of the stranded cost recovery charge is owned by the Issuer and not the Seller.

          (iii) The Servicer shall conform to such requirements in respect of the format, structure and text of Bills delivered to customers and TPSs as applicable NHPUC Regulations shall from time to time prescribe. To the extent that Bill format, structure and text are not prescribed by applicable law or by applicable NHPUC Regulations, the Servicer shall, subject to clauses (i) and (ii) of this subsection (c), determine the format, structure and text of all Bills in accordance with its reasonable business judgment, the Servicer Policies and Practices and historical practice.

     (d) Delivery. Except as provided in the next sentence, the Servicer shall deliver all Bills to customers (i) by United States mail in such class or classes as are consistent with the Servicer Policies and Practices or (ii) by any other means, whether electronic or otherwise, that the Servicer may from time to time use in accordance with the Servicer Policies and Practices. In the case of customers that have elected to be billed by a TPS, the Servicer shall deliver all Bills to the Applicable TPSs by such means as are mutually agreed upon by the Servicer and the Applicable TPS in the TPS Service Agreement and which are consistent with NHPUC Regulations. The Servicer or a TPS, as applicable, shall pay from its own funds all costs of issuance and delivery of all Bills that it renders, including printing and postage costs as the same may increase or decrease from time to time.

     SECTION 5.  CUSTOMER SERVICE FUNCTIONS

     The Servicer or a TPS to the extent provided in the applicable TPS Service Agreement shall handle all customer inquiries and other customer service matters according to the Servicer Policies and Practices.

     SECTION 6.  COLLECTIONS; PAYMENT PROCESSING; REMITTANCE

     (a)  Collection Efforts, Policies, Procedures.

          (i) The Servicer shall collect Billed RRB Charges from customers and TPSs as and when the same become due in accordance with such collection procedures as it follows with respect to comparable assets that it services for itself or others, including the following:

          (A) The Servicer shall prepare and deliver overdue notices to customers and TPSs in accordance with applicable NHPUC Regulations and the Servicer Policies and Practices.

          (B) The Servicer shall deliver past-due and shut-off notices in accordance with applicable NHPUC Regulations and the Servicer Policies and Practices.

          (C) The Servicer shall adhere to and carry out disconnection policies and termination of billing by a TPS pursuant to a TPS Service Agreement in accordance with RSA 369-B:4, IV, the Finance Order, applicable NHPUC Regulations and the Servicer Policies and Practices.

          (D) The Servicer may employ the assistance of collection agents in accordance with applicable NHPUC Regulations and the Servicer Policies and Practices.

          (E) The Servicer shall apply customer and TPS deposits to the payment of delinquent accounts in accordance with applicable NHPUC Regulations and the Servicer Polices and Practices.

          (ii) The Servicer shall not waive any late payment charge or any other fee or charge relating to delinquent payments, if any, or waive, vary or modify any terms of payment of any amounts payable by a customer, in each case unless such waiver or action: (A) would be in accordance with the Servicer Policies and Practices, (B) would not materially adversely affect the Bondholders, and (B) would comply in all material respects with applicable law.

          (iii) The Servicer shall accept payment from customers in respect of Billed RRB Charges in such forms and methods and at such times and places in accordance with the Servicer Policies and Practices. The Servicer shall accept payment from TPSs in respect of Billed RRB Charges in such forms and methods and at such times and places as the Servicer and each TPS shall mutually agree in accordance with the applicable TPS Service Agreement and applicable NHPUC Regulations.

     (b) Payment Processing, Allocation, Priority of Payments. The Servicer shall post all payments received to customer or TPS accounts as promptly as practicable, and, in any event, substantially all payments shall be posted no later than one Servicer Business Day after receipt.

     (c) Investment of RRB Charge Payments Received. Prior to remittance on the applicable Remittance Date, the Servicer may invest RRB Charge Payments at its own risk and for its own benefit, and such investments and funds shall not be required to be segregated from the other investments and funds of the Servicer. The Servicer shall be entitled to retain as additional compensation any interest earnings on RRB Charge Payments invested by it.

     (d) Calculation of RRB Charge Payments; Remittances. In accordance with Section 4.03(a) of the Agreement, the Servicer shall remit to the Trustee for deposit in the Collection Account an amount equal to the RRB Charge Payments calculated in accordance with the methodology described in Annex II attached to the Agreement.

     (e)  Remittances.

          (i) The Issuer shall cause to be established the Collection Account in the name of the Trustee in accordance with Section 8.02 of the Indenture.

          (ii) The Servicer shall make or cause to be made Remittances to the Collection Account in accordance with Section 4.03 of the Agreement.

          (iii) Any change of account or change of institution affecting the Collection Account shall not take effect until the Issuer has provided at least fifteen (15) Servicer Business Days written notice thereof to the Servicer.

     SECTION 7.  TPSs

     In the event a TPS performs services pursuant to a TPS Service Agreement, the Servicer shall comply with the procedures set forth in Schedule A to this Annex I.


                                 SCHEDULE A
                                 TO ANNEX I

             Additional Servicing Procedures Applicable to TPSs

1.   Establishing TPS Relationship

     In addition to any actions required by the NHPUC or by applicable law, for each TPS that is responsible for collecting Billed RRB Charges, the Servicer shall take the following steps:

     (a) Maintain adequate records of the payment arrangement applicable to such TPS;
     (b) Maintain copies of all customer requests to convert to billing by a TPS;
     (c) Verify with the NHPUC that each TPS is licensed to supply electricity in New Hampshire;
     (d) Obtain information from the TPS including, but not limited to: name, contact, address, telephone facsimile transmission number and internet address;
     (e) Maintain and update records of customers to permit prompt reversion to dual-billing;
     (f) Maintain estimates of one month's maximum RRB Charge Payments for each TPS required to post a bond, letter of credit or cash deposit pursuant to the applicable TPS Service Agreement; and
     (g) Comply with credit conditions set out in the Finance Order and applicable TPS Service Agreement.

2.   Monitoring TPS Obligations

     (a) The Servicer shall require each TPS to pay all undisputed and all disputed Billed RRB Charges or make a financial arrangement for such payment according to the applicable TPS Service Agreement; and
     (b) For all TPSs subject to any remittance option where such TPS is liable for all amounts billed in respect of customers served thereby regardless of the amounts received therefrom, the Servicer shall monitor payment compliance and take all actions permitted by the NHPUC and the Finance Order in the event of a default in payment.

3.   Enforcing TPS Obligations

     The Servicer shall promptly take all actions specified by the Finance Order with respect to amounts not remitted to the Servicer in accordance with the payment terms specified by the Finance Order, in addition to any other remedies available at law.
                                  ANNEX II


                           REMITTANCE METHODOLOGY